ANNUAL
                   REPORT                        [PHOTO]

           March 31, 2001               THE MARK OF EXCELLENCE SM

International Equity Fund

     Emerging Growth Fund

   Aggressive Growth Fund

        Growth/Value Fund

              Equity Fund
                                    [LOGO]TOUCHSTONE
         Enhanced 30 Fund           --------------------------------
                                                     Family of Funds
          Value Plus Fund

             Utility Fund


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                          CAPITAL APPRECIATION o INCOME
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

TABLE OF CONTENTS
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                                                                            Page
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Letter from the President                                                      3
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Management Discussion and Analysis                                          4-19
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Statements of Assets and Liabilities                                       20-21
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Statements of Operations                                                   22-24
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Statements of Changes in Net Assets                                        25-27
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Financial Highlights                                                       28-43
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Notes to Financial Statements                                              44-55
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Portfolios of Investments:
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   International Equity Fund                                               56-60
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   Emerging Growth Fund                                                    61-64
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   Aggressive Growth Fund                                                  65-66
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   Growth/Value Fund                                                       67-68
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   Equity Fund                                                             69-70
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   Enhanced 30 Fund                                                        71-72
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   Value Plus Fund                                                         73-75
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   Utility Fund                                                            76-77
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Results of Special Meeting of Shareholders                                    78
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Report of Independent Auditors                                                79
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                           TOUCHSTONE FAMILY OF FUNDS

LETTER FROM THE PRESIDENT
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[PHOTO]

Dear Fellow Shareholders:

We are pleased to provide you with Touchstone Strategic Trust's annual report for the year ended March 31, 2001. This update includes financial data and performance information for the Touchstone International Equity Fund, Touchstone Emerging Growth Fund, Touchstone Aggressive Growth Fund, Touchstone Growth/Value Fund, Touchstone Equity Fund, Touchstone Enhanced 30 Fund, Touchstone Value Plus Fund and Touchstone Utility Fund. These eight equity funds are part of the Touchstone Family of Funds, which consists of twenty mutual funds offered to meet a variety of investment goals.

Forecasts for the U.S. economy and the financial markets remain uncertain. The cumulative effects of two years of Fed tightening, high energy prices, a strong dollar, slowed exports, and unsustainable stock price activity in the technology sector have resulted in a stalled economy. The debate continues among economists about whether the economic slowdown is cyclical or more structural in nature. There are some economic indicators which are encouraging -- unemployment remains low despite a spate of corporate layoffs and inflation continues to be subdued. In an aggressive move to stabilize the economy, the Federal Reserve Board cut interest rates four times, a total of two percentage points, since the beginning of the year. Historically, lowering interest rates has helped to reinvigorate the economy.

The market declines that began a year ago continued into the first quarter of 2001 as the S&P 500 Index fell an additional 11.9%. The NASDAQ Composite continued its decline by another 25.5% after a historic drop last year. What began as narrow profit concerns in technology and industrial sectors has broadened to include all sectors of the economy. Understandably, investor confidence is at an all time low. It is often said that widespread pessimism is seen at market bottoms. We believe that the Federal Reserve Board may have reason to continue to ease monetary policy acting as a further catalyst for the market. Fed rate cuts should eventually support economic growth, and in the near term may provide a needed boost to investor psychology.

There are opportunities to be found in all markets. Historical trend research shows that performance of investment sectors and styles runs in cycles. Today, the professional management and diversification that mutual funds offer are more important than ever. Our fund managers are focused on the long-term; discovering opportunities that will increase shareholder value for us all.

Thank you again for the opportunity to work on your behalf. We remain committed to helping you achieve your financial goals and we appreciate your continued confidence in the Touchstone Family of Funds.

Best regards,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Family of Funds

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

INTERNATIONAL EQUITY FUND

The Touchstone International Equity Fund returned -17.56% for the first quarter of 2001 and returned -31.92% for the one-year period ending March 31, 2001.
Credit Suisse Asset Management (CSAM) attributes the portfolio's underperformance of the EAFE benchmark during this period to a combination of stock selection and its positioning in the United Kingdom (U.K.), Continental Europe and Japan.

By far, CSAM's country weightings were least effective in Japan. Stock selection hurt performance most in the U.K., Continental Europe and Japan. The most positive contributions to overall performance came from several other aspects of CSAM's approach. These included its overweighting of energy companies, which fared well; stock selection within the pharmaceutical sector; and currency weightings in the yen (underweight) and pound (overweight).

Continental Europe. CSAM has reduced Continental Europe to underweight (i.e., relative to EAFE) from overweight earlier in the year. CSAM still likes Continental Europe, but the outlook appears less bright than previously thought. While the rate of macroeconomic growth on the Continent should stay higher and more stable than in the U.S. and key tax cuts should start to take effect in Germany, France and Italy over the next few years, CSAM expects equity markets to be most responsive to changes in European monetary policy.

Unfortunately, it now appears that monetary policy is less likely to change than was the case even a few weeks ago. Despite recent public comments by some of its members, the European Central Bank has chosen to leave rates alone and clearly stated on April 11 that it would probably continue to leave them alone until consumer inflation falls below its 2% threshold. CSAM agrees with the consensus view that prospects for Continental markets are not bright as long as the ECB does not cut rates.

U.K. CSAM is retaining an overweight in the U.K. There are a number of characteristics that add up to a compellingly favorable investment profile in the U.K. These include the world's healthiest trend in leading economic indicators; a virtual absence of inflation; a central bank that has cut short-term rates twice since February; stimulative government spending; and rising consumer confidence. The U.K. thus remains the single-biggest country allocation in the portfolio.

Japan. CSAM has raised Japan to an overweight from an underweight position. The primary reason for this was the recalcitrant Bank of Japan's monetary-policy shift on March 19, 2001. From a psychological point of view, this move was equivalent to both an acknowledgment that drastic action was needed to help the languishing Japanese economy, and a challenge to the nation's banks and political leaders to implement their own tough measures to get things back on track. Each of these was extraordinary in their own right.

CSAM's conclusion is that Japanese stocks should likely benefit from this shift even if it does not have the intended effect on the Japanese economy. History suggests that if the cash injected by the Bank of Japan into Japan's money supply is not used to fuel economic activity, it will most likely end up in financial assets like stocks. In other words, the Bank of Japan has created an opportunity whereby--for the first time in the last decade--one can optimistically buy Japanese equities without having to expect an imminent recovery in the Japanese economy.

Emerging markets. CSAM has restored exposure to emerging markets. CSAM had avoided emerging equity markets since the fourth quarter of 2000 based on their direct vulnerability to slowing macroeconomic growth in the U.S. and elsewhere in the developed world. If, as CSAM now believes, the slowdown is close to a trough, it makes sense to establish a beachhead position in emerging markets in advance, so as to derive the maximum benefit when things really start to pick up. CSAM expects to add further emerging exposure as time progresses.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

Given the painful first quarter of 2001 for the world's equity markets, CSAM doesn't see the big picture getting much better in the near term. The broad view thus remains cautious at the moment.

Looking a bit further ahead, though, CSAM suspects that an upturn may be in the cards both in terms of macroeconomic conditions and the world's equity markets. With regard to the former, economies still appear sluggish but may begin to reflect the positive effects of lower interest rates -- particularly in the U.S. -- late this year or in 2002. Equity markets are showing signs of bottoming out and, if their historical role as an anticipation mechanism holds true, they may begin to appreciate around midyear, if macroeconomic sentiment starts to improve and investors become more willing to look beyond the present and buy based on hope for the future.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
          INTERNATIONAL EQUITY FUND - CLASS A* AND THE MSCI EAFE INDEX

                               [GRAPHIC OMITTED]

-----------------------------------------------
          International Equity Fund
        Average Annual Total Returns**
           1 Year    5 Years    Since Inception
Class A   (22.2%)      5.0%          4.1%
Class C   (33.5%)       --           4.0%
-----------------------------------------------

                                          3/01

International Equity Fund - Class A     $13,017
MSCI EAFE Index                         $13,414

Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 3, 1994 and the initial public offering Class C shares commenced on January 1, 1999.
**The average annual total returns shown above are adjusted for maximum applicable sales charges.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

EMERGING GROWTH FUND

The Touchstone Emerging Growth Fund returned -5.91% for the one-year period ended March 31, 2001 and -11.03% for the first quarter of 2001 as compared to -15.33% and -6.5% respectively for the Russell 2000 Index, its benchmark. Westfield Capital Management, as the growth-style manager of the Fund, continued their disciplined investment process to drive performance of the portfolio.

The U.S. economy grew by just 1% during the fourth quarter and by a little less during the past three months. For some time, monetary policy and fiscal policy have been highly restrictive. Until recently, money supply growth had slowed to a trickle and interest rates were high relative to underlying inflation. The government was generating far more in tax revenue than it was spending. As a result, surpluses mounted. Westfield has always felt that government at all levels should live within its means, but that some government debt is a good idea -- it defines the highest quality and assures that risk free investments are available to all.

Today, the economy hovers near recession. Announcements of worker layoffs and corporate retrenchment are in the news daily. Further cuts in interest rates are appropriate and substantial tax reductions are needed. Federal Reserve officials however, assure us that the economy will experience a strong second-half resurgence. Sadly, the U.S. economy has had a way of frustrating nearly all prognosticators for some time now.

Corporate profits are melting fast. Diminished expectations are trampled upon by revenue and earnings disappointments. Most profit estimates by analysts are subsequently too high. This first economic slowdown of the new millennium appears to be somewhat different than any since 1945. The economy in the decade of the 1990's was led ever upward by information technology. More efficient equipment was sold to the public until desk-top capacity exceeded that of a room full of computers just a decade ago. Inevitably, the demand for speed and capacity slowed. The result is the first interruption of the new economy.

Such corrections are inevitable. Consumer confidence and consumer spending has displayed mixed signals. New home starts have held up well and, until recently, auto sales have been okay. Other retail sales have sagged, however, so the future course of economic health in the United States is unclear. What is clear is that taxes and interest rates are too high.

Stock prices have been falling for over twelve months. In the past, markets have often reversed after falling for a year or so. Westfield suspects that a reversal is in progress, supported by expectations of reductions in taxes and interest rates. If the economy is in recession, it should run its course by year-end. The stock markets normally signal a renewed business upswing with a rally beginning about six months in advance. Westfield believes all of these events are nearby. Some patience is needed, but help is on the way.

Energy stocks will remain the driver of portfolio performance in the future. Near term, they may lag as traders switch to technology and telecommunications, which could have a relief rally soon. Further ahead, energy should reassert leadership. Westfield also expects health care and financial stocks to lead the market higher in the months ahead.

The value-style manager, David L. Babson & Company reported that the first quarter of 2001 saw a continued meltdown in the technology sector after a brief initial rally in January. Federal Reserve rate cuts did little to ease the general downward drift of the market indices as company after company announced slowing sales and disappointing earnings. Spending by businesses on capital equipment fell, while consumer spending held up reasonably well even in the face of declining consumer sentiment indices.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

Small cap stocks, as represented by the Russell 2000 Index, beat large cap stocks, as represented by the S&P 500 Index, in first quarter performance only by declining in value at a lower rate. The total returns for both indices were negative.

The best performing sectors of the small cap market, as represented by the Russell 2000, in the first quarter were consumer staples (+6%), consumer discretionary (+3%), and auto and transportation (0%). The continued meltdown in fundamentals and extreme valuations for a broad range of technology and biotechnology stocks punished both technology and healthcare sectors. The weakest sectors of the small cap market in the quarter were technology (-27%), health care (-19%), energy (-7%), and producer durables (-6%).

Speculative excesses in financial markets have real world effects separate from immediate gains or losses experienced by investors. The great U.S. speculative bubble of 1999 and early 2000 encouraged a misallocation of capital that will reduce future domestic economic growth. The on-going value of much of that capital investment is nil. The depressing effects on economic growth are being offset by stimulative monetary policy and potentially fiscal policy. A meaningful tax cut combined with an easing Fed can sustain overall growth while the effects of speculative capital allocation are worked out. The consumer has remained remarkably resilient through the recent slowdown.

Small-cap stocks, which have now beaten large-cap stock performance in six of the past eight quarters, remain very attractively valued versus their large-cap counterparts. Also, as the Fed eases rates, credit spreads should narrow to the benefit of smaller companies. As larger companies seek to achieve earnings growth in a slowing economy, accretive acquisitions of more cheaply valued small companies will become increasingly commonplace. Babson believes, therefore, that the current small-cap cycle is still in its early stages.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
           EMERGING GROWTH FUND - CLASS A* AND THE RUSSELL 2000 INDEX

                               [GRAPHIC OMITTED]

-----------------------------------------------
              Emerging Growth Fund
         Average Annual Total Returns**
           1 Year    5 Years    Since Inception
Class A   (10.4%)     17.2%          17.9%
Class C    (7.1%)       --           22.7%
-----------------------------------------------

                                     3/01

Emerging Growth Fund - Class A     $29,103
Russell 2000 Index                 $19,258

Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 3, 1994 and the initial public offering Class C shares commenced on January 1, 1999.
**The average annual total returns shown above are adjusted for maximum applicable sales charges.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

AGGRESSIVE GROWTH FUND

The Touchstone Aggressive Growth Fund invests in common stocks, targeting growth companies of various sizes that are believed likely to benefit from new or innovative products, services, or processes, and that have accelerating earnings and cash flow growth. The fund returned (56.48%) for the twelve months ending March 31, 2001 compared to the NASDAQ Composite Index, the Fund's benchmark, which returned (59.67%) for the same period.

The Fund has the flexibility to invest throughout the entire capitalization range. Mastrapasqua and Associates, the Fund's sub-advisors, are continually looking for attractive earnings growth that can be purchased at reasonable prices. This aggressive investment style relies heavily on the independent research of the portfolio managers. The Fund has comparatively low annual turnover. Investment decisions are made within an investment time frame horizon of three to five years.

An election crisis, earnings warnings and mounting apprehension that the Federal Reserve would not lower interest rates soon enough to avert a recession sparked a broad based sell-off in the equity market during the fourth quarter of last year. After beginning the first quarter of 2001 with a positive month that saw the Federal Reserve cut rates by a full percentage point, the sell-off returned with a vengeance. The NASDAQ Composite declined 25.5% and the S&P 500 was down 11.9% in the first quarter, sending this Index into bear market territory for the first time in thirteen years.

The Fund's performance was significantly affected by an over-weighting in the technology and telecommunication sectors. However, its important to recognize that the Fund's investment decisions are based on a three to five year time horizon. For the long-term investor, we believe that the future prospects for the Fund's sectors are even brighter now than before. It appears we are witnessing the beginning of a revolution in health care, with many exciting treatments in the areas of genomics and proteomics. The Internet is only in the early stages of its growth phase and a relatively small number of companies have implemented the technologies that will remove major costs from their operations and improve their profitability.

The use of Internet technology is shifting from the "Dot Coms" to "Old Economy" companies, which implies some slowing of growth due to cultural adoption hurdles as well as profitability hurdles. However, no respected observer believes that Internet technology is anything less than a spectacular communication tool that is just beginning to allow access into sources of new and rich productivity potential. Bandwidth infrastructure build-out is necessary to deliver high speed and reliable Internet data access. For example, EMC is a major data storage company, which now has a larger share of its market than IBM does of its markets.

There are also several companies in the biotechnology field that are very exciting in terms of new products. Idec Pharmaceuticals is a biopharmaceutical company with a new oncology drug used in conjunction with chemotherapy. Patients taking this drug during chemotherapy receive roughly twice the effectiveness and fewer of the side effects of other drugs.

In our judgement, we are well positioned for the next bull market by investing in healthcare, technology and other growth companies with strong future potential. When the present negative investor psychology shifts and the market is positioned to recover, we are confident that fundamentally strong companies will lead the way.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE AGGRESSIVE GROWTH FUND - CLASS A* AND THE NASDAQ COMPOSITE INDEX

                               [GRAPHIC OMITTED]

------------------------------------------------
            Aggressive Growth Fund
        Average Annual Total Returns***
           1 Year    5 Years    Since Inception*
Class A   (58.98%)    8.28%          9.08%
Class C       --        --         (50.74%)**
------------------------------------------------

                                        3/01

Aggressive Growth Fund - Class A      $16,433
NASDAQ Composite Index                $17,891

Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary form the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced September 25, 1995, and the initial public offering of Class C shares commenced on May 17, 2000.
**Represents total return since May 17, 2000.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

GROWTH/VALUE FUND

The Touchstone Growth/Value Fund seeks long-term capital appreciation through equity investments in companies whose valuations may not yet reflect their prospects for accelerated earnings/cash flow growth. The Fund returned -38.42% for the twelve months ending March 31, 2001 compared to the S&P 500 Index, the Fund's benchmark, which returned -21.68% for the same period.

Portfolio Manager Frank Mastrapasqua's investment style is to assess the nature, duration and risk factors underlying the current economic, political, and market cycles in determining sector and security selection. Individual security selection focuses on companies believed to have the most attractive valuations based on independently derived earnings and cash flow growth rates, purchased at favorable risk-adjusted price to earnings ratios.

The markets ended the year 2000 in a tailspin. The S&P 500 Index and NASDAQ declined -9.10% and -39.18% respectively. A trend that began earlier with sluggish automobile sales spread to consumer durables, personal computers, semiconductors, outsourcing companies and mature telecommunication systems.

After beginning the first quarter of 2001 with a positive month that saw the Federal Reserve cut rates by a full percentage point, the sell-off that marked the fourth quarter of last year returned with a vengeance. The NASDAQ Composite declined 25.5% and the S&P 500 Index was down 11.9% in the first quarter, sending this Index into bear market territory for the first time in over 13 years. No sector in the S&P 500 Index had positive returns for the quarter.

The Fund's performance this past year was particularly affected by its technology and telecommunications holdings. The question is whether this bear market that's been with us for about a year is drawing to a conclusion or do we have another serious leg down that creates more risk? We conclude that the bear market is drawing to a close and the early seeds of a bull market are being planted right now. A more relevant question is, given where are we today, what companies are going to provide superior performance in the next 12 months?
Investors ought to be in the stocks that have the potential to recover handsomely. It is important that we have a fairly respectable presence in technology and leading edge health care companies, where the greater prospects for superior appreciation in value exist.

Although the economy continues to slow, the Fed reduced interest rates for the fourth time on April 18, 2001. More importantly, the growth rate of U.S. monetary aggregates recently accelerated into double-digit levels, intensifying liquidity growth. This factor has historically sparked stock price appreciation and economic activity.

None of the long-term trends upon which we have been making our investment decisions have changed. We believe that the future prospects are even brighter now than before. It appears we are witnessing the beginning of a revolution in health care, with many exciting treatments in the areas of genomics and proteomics. The Internet is only in the early stages of its growth phase and a relatively small number of companies have implemented the technologies that will remove major costs from their operations and improve their profitability. In our judgement, the portfolio is well positioned for the next bull market by investing in healthcare, technology and other growth companies with strong future potential. We believe that fundamentally strong companies will lead the way.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH/VALUE FUND - CLASS A* AND THE STANDARD & POOR'S 500 INDEX

                               [GRAPHIC OMITTED]

------------------------------------------------
               Growth/Value Fund
         Average Annual Total Returns**
           1 Year    5 Years    Since Inception*
Class A   (41.96%)    16.83%        18.06%
Class C   (39.65%)       --          3.87%
------------------------------------------------

                                     3/01

Growth/Value Fund - Class A        $25,389
Standard & Poor's 500 Index        $21,624

Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 29, 1995, and the initial public offering of Class C shares commenced on August 2, 1999.
**Returns shown above are adjusted for maximum applicable sales charges.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

EQUITY FUND

The Touchstone Equity Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks, which are believed to have growth attributes superior to the general market. In selecting investments, the portfolio manager focuses on those companies that have attractive opportunities for growth of principal, yet sell at reasonable valuations compared to their expected growth rate of revenues, cash flows and earnings. The consistency of these variables is also considered. The Fund's total return for the fiscal year ended March 31, 2001 was -41.73%. The S&P 500 Index declined 21.7% in the same period. Large capitalization growth stocks, the style in which the Fund invests, bore the brunt of the decline with the S&P Barra Growth Index posting a -38.2% return.

U.S. economic growth has slowed dramatically from the robust pace of a year ago. After growing 5.6% in the second quarter of last year, GDP grew a mere 1.0% in the December quarter, the weakest quarter since 1995. Preliminary GDP reports for the first quarter of 2001 show a slight rebound to 2.0%. The cumulative weight of six interest rate hikes by the Federal Reserve in 1999 and 2000, soaring energy costs and a dramatic slowing in the technology sector has combined to rapidly curtail economic activity.

Whether the economy will actually enter a recession, defined as two quarters of negative GDP, remains to be seen. This may be a moot point to many companies as the negative trends in both profits and stock prices must certainly feel like the real thing. Corporate profit trends have dramatically deteriorated in the last three or four months, forcing analysts to significantly slash their earnings estimates for 2001. In the recently completed March quarter, the S&P 500 Index posted an earnings drop of 13%, the worst quarterly decline since 1991.

Against this negative backdrop, there are signs that an improving outlook may be developing for the stock market. The Federal Reserve Board has aggressively eased monetary policy and appears poised to lower interest rates further to reinvigorate the economy. Earnings estimates have been lowered to what seem to be realistic and achievable levels and stock valuations have improved significantly. Recently, stocks have rebounded on expectations that the worst is over. Since stocks have historically discounted turns in the economy by three to six months, this would be consistent with a better economy late in the second half. The broad range of advancing stocks in the recent rally is another positive indication that the upturn could prove sustainable.

Our investment philosophy is centered on the belief that high quality, well-run companies that operate in high return businesses are good long-term investments. After screening potential stock purchase ideas for superior growth and quality attributes, we conduct detailed bottom-up research to understand the key drivers of growth and their inherent competitive advantages. We tend to own companies that are or have the potential to become leaders in their industries.

The Fund remains well diversified by sector with the largest weightings in technology, healthcare and consumer staples. Other areas of emphasis include financial stocks and selected consumer stocks that could benefit from an economic rebound later in the year.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE EQUITY FUND - CLASS C*, THE STANDARD & POOR'S BARRA GROWTH INDEX AND THE STANDARD & POOR'S 500
                                     INDEX

                               [GRAPHIC OMITTED]

------------------------------------------------
                  Equity Fund
         Average Annual Total Returns**
           1 Year    5 Years    Since Inception*
Class A   (45.08%)    3.86%          6.55%
Class C   (43.11%)    3.81%          6.14%
------------------------------------------------

                                          3/01

Equity Fund - Class C                   $17,257
Standard & Poor's Barra Growth Index    $29,884
Standard & Poor's 500 Index             $29,360

Past performance is not predictive of future performance.

*The chart above represents performance of Class C shares only, which will vary from the performance of Class A shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class C shares commenced on June 7, 1993, and the initial public offering of Class A shares commenced on August 2, 1993.
**Returns shown above are adjusted for maximum applicable sales charges.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

ENHANCED 30 FUND

The first stock bear market and economic recession in a decade were bound to be traumatic. A cooling of the speculative fever was both inevitable and welcome. Now there appears to be too much pessimism. We believe the current downturn is a cyclical event, one that is self-correcting with the passage of time. An economic revival should appear before year-end. Typically, the stock market anticipates this happy event about six months earlier.

While the results of the Touchstone Enhanced 30 Fund did not escape the bear market, this Fund and the Dow Industrials weathered the storm quite well. For the three months ended March 31, 2001, the Touchstone Enhance 30 Fund returned -10.26%. Returns for the same period were -8.04% for the Dow Jones Industrial Average, -11.86% for the S&P 500 Index, -12.15% for the Russell 3000 Index and -25.5% for the NASDAQ composite. Since the Fund did not commence operations until May 1, 2000, one year returns are not available.

Recently an unusually wide divergence in return on the Dow Jones Industrial Average versus the popular S&P 500 Index has occurred. This has enabled the Dow to move ahead of the S&P 500 Index on a longer-term basis; over the last seven years, the average annual total return of the Dow was 16.5% versus 15.5% for the S&P 500 Index.

Lessons we have learned from past recessions are that we should not underestimate the resilience of the U.S. economy, or its tendency to adjust quickly. In addition, it is encouraging to see that economic productivity held up well in the fourth quarter in the face of a sharp slowdown in economic growth.

We remain optimistic about prospects for the economy and stock market for 2002.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ENHANCED 30 FUND - CLASS A* AND THE DOW JONES INDUSTRIAL AVERAGE

                               [GRAPHIC OMITTED]

---------------------------
    Enhanced 30 Fund
     Total Returns**
           Since Inception*
Class A        (15.71%)
Class C        (12.23%)
---------------------------

                                    3/01

Enhanced 30 Fund - Class A         $8,943
Dow Jones Industrial Average       $9,278

Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares was May 1, 2000 and the initial public offering of Class C shares commenced on May 16, 2000.
**Returns shown above are adjusted for maximum applicable sales charges.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

VALUE PLUS FUND

At March 31, 2001, the Touchstone Value Plus Fund posted a -4.29% return for the quarter and a one-year total return of -0.74%. This compares returns of its benchmark index, the S&P Barra Value Index of -6.53% and -1.07% respectively. The best performing sectors in the portfolio for the quarter were finance and capital goods. Leading the performance in these sectors were USA Education and Honeywell International. Other notable performers in the quarter were Kimberly-Clark and Masco Corporation. Energy was the worst performing sector with Transocean Sedco Forex showing the worst underperformance.

During the first quarter of 2001, the equity markets continued the volatility of the past year. It is estimated that shareholder wealth has declined in this country by some $4 trillion from the market's peak in March of 2000. The S&P 500 Index one-year return for the period ended March 31, 2001 was -21.68%. The Index's first quarter return of -11.86% continued to note the downward slide of the equity markets. The impact has been widespread as the weakness was not only apparent in NASDAQ stocks but also in the blue chip stocks of the Dow Jones Industrial Average, which in 2001 suffered its worst one-quarter decline since 1981. The fear that prices will fall further has induced more selling and has created hesitant buyers. It appears that the same investors that were buyers-at-any-price in a rising market are now sellers-at-any-price in a declining one.

The stream of disappointing sales and earnings announcements from companies has turned into a torrent in the past few weeks. A significant and rapid slowdown in the economy, declining consumer confidence and a profit squeeze on corporate America were the primary causes of this negative outlook.

The major concern of economists, analysts and the stock market lies with the shape and timing of the recovery of the economy. Wall Street has adopted an alphabet soup terminology to describe potential scenarios: the hoped "V" shaped recovery; the more likely "U" shaped recovery; or the dreaded Japanese style "L" shaped recovery, which means no recovery at all.

Our view is that lower interest rates from the Fed, coupled with some version of tax relief from the government, will be enough to provide a "U" shaped recovery.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE PLUS FUND
- CLASS A*, STANDARD & POOR'S 500 INDEX AND STANDARD & POOR'S BARRA VALUE INDEX

                               [GRAPHIC OMITTED]

------------------------------------
          Value Plus Fund
   Average Annual Total Returns**
           1 Year    Since Inception
Class A   (10.0%)         3.6%
Class C    (2.1%)         4.8%
------------------------------------

                                3/01

Value Plus Fund - Class A     $11,074
S&P Barra Value Index         $11,518
S&P 500 Index                 $11,024

Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 1, 1998 and the initial public offering Class C shares commenced on January 1, 1999.
**The average annual total returns shown above are adjusted for maximum applicable sales charges.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

UTILITY FUND

The Touchstone Utility Fund seeks growth of capital and current income by investing primarily in securities of public utilities. The Fund's total return for the fiscal year ended March 31, 2001 was -2.56%.

In 2000, electric and gas stocks finally found favor with investors. Years of rapid economic growth, coupled with reluctance by regulated utilities to build power plants and risk further scrutiny, resulted in a severe supply-demand imbalance. Energy and power shortages triggered a sharp rise in energy prices. Better profits followed for energy traders, merchants and those companies with excess supply. Despite robust earnings, utility stocks generally sold off early in 2000, as the "California Energy Crisis" weighed heavily on investors' minds. Political posturing and lack of progress toward a solution to California's infrastructure deficiencies created an overlap and provided an excuse for profit taking. Utility stocks should rebound. Through the rest of this year, and likely well into 2004, regional shortages from the Southwest to the Northeast should continue to drive profit growth at rates unmatched by most other sectors of the economy. Equity valuations are expected to reflect the stronger earnings. We expect excellent opportunities to purchase the stocks of the companies favored by the Fund.

For the past year, the managers new to the Fund have restructured the portfolio to improve growth and enhance results. Undervalued gas-oriented names like El Paso Energy and Williams Companies have been added and expanded. Merchant generators like Calpine Corp. and Orion Power are on-board to enhance growth. We continue to add some of the diversified utility names when they demonstrate improving fundamentals. There is now very little technology exposure in the Fund. The telecommunications weighting has been reduced in favor of power generation. This heightened emphasis on electric and gas stocks is expected to continue throughout 2001 and is likely to continue in 2002 as well.

Stable, steady earnings growth in the utility sector should appear attractive to investors. As we noted last year, utilities are becoming good investments in their own right and not just a haven in times of market turmoil. Earnings growth rates for the better operators should range from 8% to 15%, comparing favorably with the levels expected for the S&P 500 Index over the next year or two. Utility company balance sheets are in great shape. Increased merger-related consolidation should boost sector performance, especially if Congress repeals the Public Utility Holding Company Act as expected. Given the high quality and strategic value of the assets in the Fund, we anticipate acquisitions to boost returns.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE UTILITY FUND -
  CLASS A*, THE STANDARD & POOR'S 500 INDEX AND THE STANDARD & POOR'S UTILITY
                                     INDEX

                               [GRAPHIC OMITTED]

------------------------------------------------------------
                       Utility Fund
               Average Annual Total Returns**
           1 Year    5 Years    10 Years    Since Inception*
Class A    (8.16%)    9.06%       9.90%            --
Class C    (4.90%)    8.99%         --           8.08%
------------------------------------------------------------

                                          3/01

Utility Fund - Class A                  $44,166
Standard & Poor's 500 Index             $30,002
Standard & Poor's Utility Index         $40,735

Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 15, 1989, and the initial public offering of Class C shares commenced on August 2, 1993.
**Returns shown above are adjusted for maximum applicable sales charges.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001

===============================================================================================================
                                                            INTERNATIONAL   EMERGING    AGGRESSIVE    GROWTH/
                                                                EQUITY       GROWTH       GROWTH       VALUE
(000's)                                                          FUND         FUND         FUND         FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At amortized cost ......................................   $  13,407    $  18,607    $  22,895    $ 172,704
                                                              ================================================
   At market value (Note 2) ...............................   $  11,206    $  20,914    $  19,721    $ 141,867
Cash ......................................................         812        7,429          115        1,000
Foreign currency (Note 2) .................................         149           --           --           --
Dividends receivable ......................................          33           35            1           76
Receivable for capital shares sold ........................           1           58           80        1,755
Receivable for securities sold ............................       1,329           89           --           --
Receivable from affiliates (Note 4) .......................          25           --           --           --
Foreign tax reclaims ......................................          12           --           --           --
Other assets ..............................................           5           --           14           40
                                                              ------------------------------------------------
TOTAL ASSETS ..............................................      13,572       28,525       19,931      144,738
                                                              ------------------------------------------------

LIABILITIES
Dividends payable .........................................           1           17           --           --
Payable for securities purchased ..........................       2,144        1,681           --           --
Payable for capital shares redeemed .......................          --            5           73          580
Payable to affiliates (Note 4) ............................          --           34           20          143
Line of credit (Note 6) ...................................          --           --          885           --
Other accrued expenses and liabilities ....................          55           47           40          105
                                                              ------------------------------------------------
TOTAL LIABILITIES .........................................       2,200        1,784        1,018          828
                                                              ------------------------------------------------

NET ASSETS ................................................   $  11,372    $  26,741    $  18,913    $ 143,910
                                                              ================================================

NET ASSETS CONSIST OF:
Paid-in capital ...........................................   $  14,666    $  24,589    $  24,467    $ 182,617
Undistributed net investment income .......................           1            1           --           --
Accumulated net realized losses from security transactions       (1,094)        (156)      (2,380)      (7,870)
Net unrealized appreciation (depreciation) on investments .      (2,201)       2,307       (3,174)     (30,837)
                                                              ------------------------------------------------

NET ASSETS ................................................   $  11,372    $  26,741    $  18,913    $ 143,910
                                                              ================================================

Pricing of Class A Shares
Net assets attributable to Class A shares .................   $   6,384    $  19,141    $  17,249    $ 107,435
                                                              ================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ...........         769        1,199        1,175        5,379
                                                              ================================================
Net asset value and redemption price per share (Note 2) ...   $    8.31    $   15.96    $   14.67    $   19.97
                                                              ================================================
Maximum offering price per share (Note 2) .................   $    8.82    $   16.93    $   15.56    $   21.19
                                                              ================================================

Pricing of Class C Shares
Net assets attributable to Class C shares .................   $   4,988    $   7,600    $   1,664    $  36,475
                                                              ================================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ...........         633          506          114        1,848
                                                              ================================================
Net asset value and redemption price per share (Note 2) ...   $    7.88    $   15.01    $   14.57    $   19.74
                                                              ================================================
Maximum offering price per share (Note 2) .................   $    7.98    $   15.20    $   14.75    $   19.99
                                                              ================================================

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001

===========================================================================================================
                                                               EQUITY   ENHANCED 30  VALUE PLUS   UTILITY
(000's)                                                         FUND        FUND        FUND        FUND
-----------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At amortized cost ......................................   $ 29,552    $  6,984    $ 50,688    $ 26,399
                                                              ============================================
   At market value (Note 2) ...............................   $ 26,658    $  6,319    $ 51,295    $ 31,097
Cash ......................................................         --           3       1,962          36
Dividends and interest receivable .........................         13           6          42          38
Receivable for securities sold ............................        253          --          --         476
Receivable from affiliates (Note 4) .......................         --           5          --          --
Receivable for capital shares sold ........................         10          --          --          34
Foreign tax reclaims ......................................         --          --           3          --
Other assets ..............................................         14          13          --          12
                                                              --------------------------------------------
TOTAL ASSETS ..............................................     26,948       6,346      53,302      31,693
                                                              --------------------------------------------

LIABILITIES
Bank overdraft ............................................         59          --          --          --
Dividends payable .........................................         --          --           2          16
Payable for securities purchased ..........................         --          --          --         595
Payable for capital shares redeemed .......................         14          --          --          56
Payable to affiliates (Note 4) ............................         26          --          84          26
Other accrued expenses and liabilities ....................         37          10          69          34
                                                              --------------------------------------------
TOTAL LIABILITIES .........................................        136          10         155         727
                                                              --------------------------------------------

NET ASSETS ................................................   $ 26,812    $  6,336    $ 53,147    $ 30,966
                                                              ============================================

NET ASSETS CONSIST OF:
Paid-in capital ...........................................   $ 33,605    $  7,100    $ 53,893    $ 21,371
Accumulated net realized gains (losses) from
   security transactions ..................................     (3,899)        (99)     (1,353)      4,897
Net unrealized appreciation (depreciation) on investments .     (2,894)       (665)        607       4,698
                                                              --------------------------------------------

NET ASSETS ................................................   $ 26,812    $  6,336    $ 53,147    $ 30,966
                                                              ============================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares .................   $ 24,634    $  6,208    $ 51,442    $ 28,570
                                                              ============================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ...........      1,942         697       5,009       2,242
                                                              ============================================
Net asset value and redemption price per share (Note 2) ...   $  12.69    $   8.90    $  10.27    $  12.74
                                                              ============================================
Maximum offering price per share (Note 2) .................   $  13.46    $   9.44    $  10.90    $  13.52
                                                              ============================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares .................   $  2,178    $    128    $  1,705    $  2,396
                                                              ============================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ...........        179          14         170         188
                                                              ============================================
Net asset value and redemption price per share (Note 2) ...   $  12.19    $   8.88    $  10.02    $  12.74
                                                              ============================================
Maximum offering price per share (Note 2) .................   $  12.34    $   8.99    $  10.15    $  12.90
                                                              ============================================

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF OPERATIONS

========================================================================================================
                                                      INTERNATIONAL EQUITY FUND   EMERGING GROWTH FUND
--------------------------------------------------------------------------------------------------------
                                                      THREE MONTHS      YEAR    THREE MONTHS      YEAR
                                                          ENDED        ENDED        ENDED        ENDED
                                                        MARCH 31,     DEC. 31,    MARCH 31,     DEC. 31,
(000's)                                                    2001         2000         2001         2000
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ............................................   $    41      $   162      $    31      $    96
Interest .............................................         4           11           62           90
                                                         ----------------------------------------------
TOTAL INVESTMENT INCOME ..............................        45          173           93          186
                                                         ----------------------------------------------

EXPENSES
Investment advisory fees (Note 4) ....................        28          135           46          136
Distribution expenses, Class A (Note 4) ..............         4           21           11           31
Distribution expenses, Class C (Note 4) ..............        11           57           15           47
Sponsor fees (Note 4) ................................         6           28           12           34
Transfer agent fees, Common (Note 4) .................        --           56           --           59
Transfer agent fees, Class A (Note 4) ................         4           --            4           --
Transfer agent fees, Class C (Note 4) ................         3           --            3           --
Professional fees ....................................         3            6            3            8
Registration fees, Common ............................         4           28            2           28
Registration fees, Class A ...........................         1           --            2           --
Registration fees, Class C ...........................        --           --            1           --
Custodian fees .......................................        44          166           21           83
Trustees' fees and expenses ..........................         2            2            1            3
Reports to shareholders ..............................         2            5           --            7
Other expenses .......................................         1            1           --            1
                                                         ----------------------------------------------
TOTAL EXPENSES .......................................       113          505          121          437
Fees waived and/or expenses reimbursed by the Adviser
   (Note 4) ..........................................       (59)        (237)         (23)        (148)
                                                         ----------------------------------------------
NET EXPENSES .........................................        54          268           98          289
                                                         ----------------------------------------------
NET INVESTMENT LOSS ..................................        (9)         (95)          (5)        (103)
                                                         ----------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from:
   Security transactions .............................      (622)       1,310          (46)       2,634
   Foreign currency transactions .....................        (8)         (49)          --           --
Net change in unrealized appreciation/depreciation on:
   Investments .......................................    (1,642)      (4,197)      (2,684)       1,456
   Foreign currency transactions .....................        (3)           2           --           --
                                                         ----------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS ....................................    (2,275)      (2,934)      (2,730)       4,090
                                                         ----------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS    $(2,284)     $(3,029)     $(2,735)     $ 3,987
                                                         ==============================================

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001(A)

===========================================================================================================
                                                       AGGRESSIVE     GROWTH/
                                                         GROWTH        VALUE         EQUITY     ENHANCED 30
(000's)                                                   FUND          FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ...........................................   $     43      $    511      $    217      $     79
Interest ............................................         25           635           166            13
                                                        --------------------------------------------------
TOTAL INVESTMENT INCOME .............................         68         1,146           383            92
                                                        --------------------------------------------------

EXPENSES
Investment advisory fees (Note 4) ...................        338         1,350           446            45
Distribution expenses, Class A (Note 4) .............         81           271           141            --
Distribution expenses, Class C (Note 4) .............         --           268            32            --
Transfer agent fees, Class A (Note 4) ...............         35            97            33            12
Transfer agent fees, Class C (Note 4) ...............         11            42            12            10
Accounting services fees (Note 4) ...................         35            46            41            32
Registration fees, Common ...........................         13            25             5             1
Registration fees, Class A ..........................          4            17             9             8
Registration fees, Class C ..........................          8            27             9             8
Interest expense (Note 6) ...........................         89            --            --            --
Custodian fees (Note 4) .............................         23            32            16             5
Professional fees ...................................          9             8            10             6
Postage and supplies ................................         10            15            14             1
Trustees' fees and expenses .........................          3             3             3             3
Amortization of organization costs (Note 2) .........          3             3            --            --
Reports to shareholders .............................          2             4             3             2
Other expenses ......................................         22            12             5             2
                                                        --------------------------------------------------
TOTAL EXPENSES ......................................        686         2,220           779           135
Fees waived and/or expenses reimbursed by the Adviser
   (Note 4) .........................................       (105)           --            --           (75)
                                                        --------------------------------------------------
NET EXPENSES ........................................        581         2,220           779            60
                                                        --------------------------------------------------

NET INVESTMENT INCOME (LOSS) ........................       (513)       (1,074)         (396)           32
                                                        --------------------------------------------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from security transactions ......     (3,351)       (8,636)       (1,041)          (99)
Net change in unrealized appreciation/depreciation
   on investments ...................................    (21,052)      (68,034)      (25,594)         (665)
                                                        --------------------------------------------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ...    (24,403)      (76,670)      (26,635)         (764)
                                                        --------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ..........   $(24,916)     $(77,744)     $(27,031)     $   (732)
                                                        ==================================================

(A) Except for the Aggressive Growth Fund Class C shares and the Enhanced 30 Fund Class A shares and Class C shares which represents the period from the initial public offering (May 17, 2000), (May 1, 2000) and (May 16, 2000) through March 31, 2001, respectively.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF OPERATIONS

=======================================================================================================
                                                                      VALUE PLUS FUND      UTILITY FUND
-------------------------------------------------------------------------------------------------------
                                                                 THREE MONTHS      YEAR         YEAR
                                                                     ENDED        ENDED        ENDED
                                                                   MARCH 31,     DEC. 31,    MARCH 31,
(000's)                                                               2001         2000         2001
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends .......................................................   $   181      $   669      $   874
Interest ........................................................        33          115           31
                                                                    ---------------------------------
TOTAL INVESTMENT INCOME .........................................       214          784          905
                                                                    ---------------------------------

EXPENSES
Investment advisory fees (Note 4) ...............................        96          326          267
Distribution expenses, Class A (Note 4) .........................        31          105           79
Distribution expenses, Class C (Note 4) .........................         5           14           26
Sponsor fees (Note 4) ...........................................        25           87           --
Transfer agent fees, Common (Note 4) ............................        --           49           --
Transfer agent fees, Class A (Note 4) ...........................         3           --           32
Transfer agent fees, Class C (Note 4) ...........................         3           --           12
Accounting services fees (Note 4) ...............................        --           --           36
Registration fees, Common .......................................         5           33            5
Registration fees, Class A ......................................        --           --            9
Registration fees, Class C ......................................        --           --            8
Custodian fees ..................................................        26           98           14
Professional fees ...............................................         2           12            9
Postage and supplies ............................................        --           --           12
Trustees' fees and expenses .....................................         2            5            3
Reports to shareholders .........................................         7            9            3
Other expenses ..................................................         1           14            1
                                                                    ---------------------------------
TOTAL EXPENSES ..................................................       206          752          516
Fees waived and/or expenses reimbursed by the Adviser (Note 4) ..       (37)        (179)         (13)
                                                                    ---------------------------------
NET EXPENSES ....................................................       169          573          503
                                                                    ---------------------------------

NET INVESTMENT INCOME ...........................................        45          211          402
                                                                    ---------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions ..........    (1,108)       1,308        8,709
Net change in unrealized appreciation/depreciation on investments    (1,346)         (33)      (9,867)
                                                                    ---------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS .......    (2,454)       1,275       (1,158)
                                                                    ---------------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...........   $(2,409)     $ 1,486      $  (756)
                                                                    =================================

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
                                                              INTERNATIONAL EQUITY FUND                EMERGING GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                       THREE MONTHS     YEAR         YEAR     THREE MONTHS     YEAR         YEAR
                                                           ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                                         MARCH 31,     DEC. 31,     DEC. 31,    MARCH 31,     DEC. 31,     DEC. 31,
(000's)                                                    2001         2000         1999         2001         2000         1999
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss ..................................   $     (9)    $    (95)    $    (48)    $     (5)    $   (103)    $   (105)
Net realized gains (losses) from:
   Security transactions .............................       (622)       1,310        2,823          (46)       2,634        2,395
   Foreign currency transactions .....................         (8)         (49)         (59)          --           --           --
Net change in unrealized appreciation/depreciation on:
   Investments .......................................     (1,642)      (4,197)       1,714       (2,684)       1,456        2,522
   Foreign currency transactions .....................         (3)           2           (1)          --           --           --
                                                         -------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ...................................     (2,284)      (3,029)       4,429       (2,735)       3,987        4,812
                                                         -------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A ..................         --          (98)         (16)          --           --           --
From net investment income, Class C ..................         --          (27)          --           --           --           --
From net realized gains on security transactions,
   Class A ...........................................         --       (1,753)        (691)          --       (2,082)      (1,430)
From net realized gains on security transactions,
   Class C ...........................................         --       (1,201)        (511)          --         (828)        (532)
In excess of net investment income, Class A ..........         --           --          (14)          --           --           --
Return of capital, Class A ...........................         --           (7)          --           --           --           --
Return of capital, Class C ...........................         --           (2)          --           --           --           --
                                                         -------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS
   TO SHAREHOLDERS ...................................         --       (3,088)      (1,232)          --       (2,910)      (1,962)
                                                         -------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
CLASS A
Proceeds from shares sold ............................      1,195        8,320          941        7,063       15,411        1,412
Reinvested distributions .............................         --        1,847          716           --        1,942        1,184
Payments for shares redeemed .........................     (1,096)      (7,927)      (1,381)      (1,213)     (13,666)      (2,292)
                                                         -------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS A SHARE TRANSACTIONS ........................         99        2,240          276        5,850        3,687          304
                                                         -------------------------------------------------------------------------
CLASS C
Capital contribution .................................         --           --        5,226           --           --        3,284
Proceeds from shares sold ............................        963        5,026          302        3,016        5,877          327
Reinvested distributions .............................         --        1,230          511           --          822          532
Payments for shares redeemed .........................        (39)      (5,264)        (870)        (159)      (5,402)        (924)
                                                         -------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS ........................        924          992        5,169        2,857        1,297        3,219
                                                         -------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..............     (1,261)      (2,885)       8,642        5,972        6,061        6,373
                                                         -------------------------------------------------------------------------

NET ASSETS
Beginning of period ..................................     12,633       15,518        6,876       20,769       14,708        8,335
                                                         -------------------------------------------------------------------------
End of period ........................................   $ 11,372     $ 12,633     $ 15,518     $ 26,741     $ 20,769     $ 14,708
                                                         =========================================================================

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                            AGGRESSIVE GROWTH           GROWTH/VALUE                 EQUITY
                                                                  FUND                      FUND                      FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR         YEAR         YEAR         YEAR         YEAR         YEAR
                                                            ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                                          MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
(000's)                                                     2001        2000(A)       2001        2000(B)       2001         2000
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss ..................................   $    (513)   $    (288)   $  (1,074)   $    (428)   $    (396)   $    (193)
Net realized gains (losses) from security transactions      (3,351)       1,040       (8,636)       2,013       (1,041)       9,634
Net change in unrealized appreciation/
   depreciation on investments .......................     (21,052)      14,559      (68,034)      27,647      (25,594)       3,404
                                                         --------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ...................................     (24,916)      15,311      (77,744)      29,232      (27,031)      12,845
                                                         --------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on security transactions,
   Class A ...........................................          --          (69)          --         (792)      (2,702)      (9,186)
From net realized gains on security transaction,
   Class C ...........................................          --           --           --          (34)        (156)        (521)
                                                         --------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS
   TO SHAREHOLDERS ...................................          --          (69)          --         (826)      (2,858)      (9,707)
                                                         --------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
CLASS A
Proceeds from shares sold ............................      21,675       20,595      131,461       44,315       17,919       15,425
Reinvested distributions .............................          --           62           --          671        2,666        9,128
Payments for shares redeemed .........................     (21,590)      (7,130)     (44,095)     (17,428)     (33,091)     (17,887)
                                                         --------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CLASS A SHARE TRANSACTIONS ........................          85       13,527       87,366       27,558      (12,506)       6,666
                                                         --------------------------------------------------------------------------
CLASS C
Proceeds from shares sold ............................       4,197           --       48,337        9,477          523          534
Reinvested distributions .............................          --           --           --           33          153          515
Payments for shares redeemed .........................        (624)          --       (3,909)        (278)        (361)        (667)
                                                         --------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS C
   SHARE TRANSACTIONS ................................       3,573           --       44,428        9,232          315          382
                                                         --------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..............     (21,258)      28,769       54,050       65,196      (42,080)      10,186
                                                         --------------------------------------------------------------------------

NET ASSETS
Beginning of year ....................................      40,171       11,402       89,860       24,664       68,892       58,706
                                                         --------------------------------------------------------------------------
End of year ..........................................   $  18,913    $  40,171    $ 143,910    $  89,860    $  26,812    $  68,892
                                                         ==========================================================================

(A) Except for the Aggressive Growth Fund Class C shares which commenced operations on May 17, 2000.
(B) Except for the Growth/Value Fund Class C shares which represents the period from the initial public offering (August 2, 1999) through March 31, 2000.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------
                                                        ENHANCED 30             VALUE PLUS                     UTILITY
                                                           FUND                    FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                      THREE
                                                          PERIOD      MONTHS       YEAR        YEAR        YEAR        YEAR
                                                           ENDED       ENDED      ENDED       ENDED        ENDED       ENDED
                                                         MARCH 31,   MARCH 31,   DEC. 31,    DEC. 31,    MARCH 31,   MARCH 31,
(000's)                                                   2001(A)      2001        2000        1999        2001        2000
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income ................................   $     32    $     45    $    211    $     21    $    402    $    779
Net realized gains (losses) from security transactions        (99)     (1,108)      1,308       2,710       8,709       5,713
Net change in unrealized appreciation/depreciation
   on investments ....................................       (665)     (1,346)        (33)      1,608      (9,867)        794
                                                         --------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ...................................       (732)     (2,409)      1,486       4,339        (756)      7,286
                                                         --------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A ..................        (32)        (46)       (203)        (33)       (401)       (758)
From net investment income, Class C ..................         (0)         --          --          --          (3)        (19)
From net realized gains on security transactions,
   Class A ...........................................         --          --      (3,732)       (639)     (3,532)     (6,701)
From net realized gains on security transactions,
   Class C ...........................................         --          --        (165)        (11)       (280)       (543)
Return of capital, Class A ...........................         --          --        (963)         --          --          --
Return of capital, Class C ...........................         --          --         (41)         --          --          --
                                                         --------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS
   TO SHAREHOLDERS ...................................        (32)        (46)     (5,104)       (683)     (4,216)     (8,021)
                                                         --------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
CLASS A
Proceeds from shares sold ............................      6,958       4,860       9,710         987       2,341       4,392
Issued from Fund acquisition (Note 8) ................         --          --      27,782          --          --          --
Reinvested distributions .............................         32          44       4,854         664       3,442       6,834
Payments for shares redeemed .........................        (22)       (901)    (20,873)       (508)     (8,525)    (12,989)
                                                         --------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CLASS A SHARE TRANSACTIONS ........................      6,968       4,003      21,473       1,143      (2,742)     (1,763)
                                                         --------------------------------------------------------------------
CLASS C
Capital contribution .................................         --          --          --         318          --          --
Proceeds from shares sold ............................        132          89         259         459         457         400
Issued from fund acquisition (Note 8) ................         --          --       1,784          --          --          --
Reinvested distributions .............................          0          --         199          11         199         533
Payments for shares redeemed .........................         --        (308)       (635)       (299)       (778)     (1,239)
                                                         --------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS ........................        132        (219)      1,607         489        (122)       (306)
                                                         --------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..............      6,336       1,329      19,462       5,288      (7,836)     (2,804)
                                                         --------------------------------------------------------------------

NET ASSETS
Beginning of period ..................................         --      51,818      32,356      27,068      38,802      41,606
                                                         --------------------------------------------------------------------
End of period ........................................   $  6,336    $ 53,147    $ 51,818    $ 32,356    $ 30,966    $ 38,802
                                                         ====================================================================

(A) Represents the period from the initial public offering (May 1, 2000 for Class A shares and May 16, 2000 for Class C shares) through March 31, 2001, respectively.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

INTERNATIONAL EQUITY FUND--CLASS A
FINANCIAL HIGHLIGHTS

=================================================================================================================================
                                                                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                    THREE
                                                   MONTHS         YEAR          YEAR          YEAR          YEAR          YEAR
                                                    ENDED        ENDED         ENDED         ENDED         ENDED         ENDED
                                                  MARCH 31,     DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                    2001          2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......   $   10.08     $   16.52     $   12.89     $   11.41     $   10.63     $    9.58
                                                 -------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income .....................          --            --            --            --(E)       0.02          0.05
   Net realized and unrealized gains (losses)
      on investments .........................       (1.77)        (3.18)         5.06          2.27          1.64          1.06
                                                 -------------------------------------------------------------------------------
Total from investment operations .............       (1.77)        (3.18)         5.06          2.27          1.66          1.11
                                                 -------------------------------------------------------------------------------

Less distributions:
   Dividends from net investment income ......          --         (0.18)        (0.06)        (0.05)        (0.02)        (0.06)
   Distributions from net realized gains .....          --         (3.08)        (1.37)        (0.74)        (0.86)           --
   Return of capital .........................          --            --(E)         --            --            --            --
                                                 -------------------------------------------------------------------------------
Total distributions ..........................          --         (3.26)        (1.43)        (0.79)        (0.88)        (0.06)
                                                 -------------------------------------------------------------------------------

Net asset value at end of period .............   $    8.31     $   10.08     $   16.52     $   12.89     $   11.41     $   10.63
                                                 ===============================================================================

Total return(A) ..............................     (17.56%)(C)   (19.16%)       39.50%        19.94%        15.57%        11.61%
                                                 ===============================================================================

Net assets at end of period (000's) ..........   $   6,384     $   7,654     $   9,043     $   6,876     $   4,761     $   3,449
                                                 ===============================================================================

Ratio of net expenses to average net assets(B)       1.58%(D)      1.60%         1.60%         1.60%         1.60%         1.60%

Ratio of net investment income (loss) to
   average net assets ........................      (0.06%)(D)    (0.37%)       (0.08%)       (0.03%)        0.17%         0.42%

Portfolio turnover ...........................        180%(D)       128%          155%          138%          151%           86%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 3.62%(D), 3.27%, 4.11%, 5.18%, 7.07% and 6.63% for the periods ended March 31, 2001 and December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

(C)  Not annualized.

(D)  Annualized.

(E)  Amount rounds to less than $0.01.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

INTERNATIONAL EQUITY FUND--CLASS C
FINANCIAL HIGHLIGHTS

=====================================================================================================
                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------
                                                                  THREE
                                                                 MONTHS         YEAR          YEAR
                                                                  ENDED        ENDED         ENDED
                                                                MARCH 31,     DEC. 31,      DEC. 31,
                                                                  2001          2000        1999(A)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................   $    9.57     $   15.92     $   12.51
                                                               -------------------------------------

Income (loss) from investment operations:
   Net investment loss .....................................       (0.01)        (0.11)        (0.11)
   Net realized and unrealized gains (losses) on investments       (1.68)        (3.08)         4.89
                                                               -------------------------------------
Total from investment operations ...........................       (1.69)        (3.19)         4.78
                                                               -------------------------------------

Less distributions:
   Dividends from net investment income ....................          --         (0.08)           --
   Distributions from net realized gains ...................          --         (3.08)        (1.37)
   Return of capital .......................................          --            --(B)         --
                                                               -------------------------------------
Total distributions ........................................          --         (3.16)        (1.37)
                                                               -------------------------------------

Net asset value at end of period ...........................   $    7.88     $    9.57     $   15.92
                                                               =====================================

Total return(C) ............................................     (17.66%)(E)   (20.00%)       38.44%
                                                               =====================================

Net assets at end of period (000's) ........................   $   4,988     $   4,979     $   6,475
                                                               =====================================

Ratio of net expenses to average net assets(D) .............       2.35%(F)      2.35%         2.35%

Ratio of net investment loss to average net assets .........      (0.67%)(F)    (1.13%)       (0.81%)

Portfolio turnover .........................................        180%(F)       128%          155%

(A)  The class commenced operations on January 1, 1999.

(B)  Amount rounds to less than $0.01.

(C)  Total returns shown exclude the effects of applicable sales loads.

(D) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 4.37%(F), 4.02% and 4.86% for the periods ended March 31, 2001 and December 31, 2000 and 1999, respectively.

(E)  Not annualized.

(F)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

EMERGING GROWTH FUND--CLASS A
FINANCIAL HIGHLIGHTS

===================================================================================================================================
                                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                    THREE
                                                   MONTHS          YEAR          YEAR          YEAR          YEAR          YEAR
                                                    ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                                  MARCH 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                    2001           2000          1999          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......   $    17.93     $    16.96    $    13.40    $    13.85    $    11.55    $    11.52
                                                 ---------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income (loss) ..............           --          (0.06)        (0.09)        (0.04)        (0.03)         0.01
   Net realized and unrealized gains (losses)
      on investments .........................        (1.97)          4.16          6.18          0.37          3.71          1.20
                                                 ---------------------------------------------------------------------------------
Total from investment operations .............        (1.97)          4.10          6.09          0.33          3.68          1.21
                                                 ---------------------------------------------------------------------------------

Less distributions:
   Dividends from net investment income ......           --             --            --            --            --         (0.01)
   Distributions from net realized gains .....           --          (3.13)        (2.53)        (0.78)        (1.38)        (1.17)
                                                 ---------------------------------------------------------------------------------
Total distributions ..........................           --          (3.13)        (2.53)        (0.78)        (1.38)        (1.18)
                                                 ---------------------------------------------------------------------------------

Net asset value at end of period .............   $    15.96     $    17.93    $    16.96    $    13.40    $    13.85    $    11.55
                                                 =================================================================================

Total return(A) ..............................      (10.99%)(C)     25.92%        45.85%         2.57%        32.20%        10.56%
                                                 =================================================================================

Net assets at end of period (000's) ..........   $   19,141     $   15,304    $   10,743    $    8,335    $    4,949    $    2,873
                                                 =================================================================================

Ratio of net expenses to average net assets(B)        1.50%(D)       1.50%         1.50%         1.50%         1.50%         1.50%

Ratio of net investment income (loss) to
   average net assets ........................       (0.10%)(D)     (0.40%)       (0.66%)       (0.41%)       (0.30%)       (0.12%)

Portfolio turnover ...........................          68%(D)         98%           97%           78%          101%          117%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.90%(D), 2.37%, 3.29%, 4.11%, 5.94% and 6.58% for the periods ended March 31, 2001 and December 31, 2000, 1999, 1998, 1997 and 1996, respectively.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

EMERGING GROWTH FUND--CLASS C
FINANCIAL HIGHLIGHTS

=====================================================================================================
                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------
                                                                  THREE
                                                                 MONTHS         YEAR          YEAR
                                                                  ENDED        ENDED         ENDED
                                                                MARCH 31,     DEC. 31,      DEC. 31,
                                                                  2001          2000        1999(A)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................   $   16.87     $   16.29     $   13.04
                                                               -------------------------------------

Income (loss) from investment operations:
   Net investment loss .....................................       (0.02)        (0.17)        (0.19)
   Net realized and unrealized gains (losses) on investments       (1.84)         3.88          5.97
                                                               -------------------------------------
Total from investment operations ...........................       (1.86)         3.71          5.78
                                                               -------------------------------------

Distributions from net realized gains ......................          --         (3.13)        (2.53)
                                                               -------------------------------------

Net asset value at end of period ...........................   $   15.01     $   16.87     $   16.29
                                                               =====================================

Total return(B) ............................................     (11.03%)(D)    24.58%        44.86%
                                                               =====================================

Net assets at end of period (000's) ........................   $   7,600     $   5,466     $   3,964
                                                               =====================================

Ratio of net expenses to average net assets(C) .............       2.25%(E)      2.25%         2.25%

Ratio of net investment loss to average net assets .........      (0.63%)(E)    (1.15%)       (1.41%)

Portfolio turnover .........................................         68%(E)        98%           97%

(A)  The class commenced operations on January 1, 1999.

(B)  Total returns shown exclude the effects of applicable sales loads.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.65%(E), 3.12% and 4.03% for the periods ended March 31, 2001 and December 31, 2000 and 1999, respectively.

(D)  Not annualized.

(E)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

AGGRESSIVE GROWTH FUND--CLASS A
FINANCIAL HIGHLIGHTS

====================================================================================================================================
                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                  YEAR          YEAR          YEAR      SEVEN MONTHS       YEAR         PERIOD
                                                 ENDED         ENDED         ENDED         ENDED          ENDED         ENDED
                                                MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     AUGUST 31,    AUGUST 31,
                                                  2001          2000          1999         1998(A)         1997         1996(B)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ......  $    33.71    $    15.73    $    15.81    $    16.29     $    10.95    $    10.00
                                               ---------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment loss ......................       (0.41)        (0.24)        (0.27)        (0.15)         (0.17)        (0.11)(C)
   Net realized and unrealized gains (losses)
      on investments ........................      (18.63)        18.30          2.67         (0.33)          5.54          1.06
                                               ---------------------------------------------------------------------------------
Total from investment operations ............      (19.04)        18.06          2.40         (0.48)          5.37          0.95
                                               ---------------------------------------------------------------------------------

Distributions from net realized gains .......          --         (0.08)        (2.48)           --          (0.03)           --
                                               ---------------------------------------------------------------------------------

Net asset value at end of period ............  $    14.67    $    33.71    $    15.73    $    15.81     $    16.29    $    10.95
                                               =================================================================================

Total return(D) .............................     (56.48%)      115.03%        15.46%        (2.95%)(G)     49.09%         9.50%(G)
                                               =================================================================================

Net assets at end of period (000's) .........  $   17,249    $   40,171    $   11,402    $   15,495     $   13,984    $    6,550
                                               =================================================================================

Ratio of net expenses to
   average net assets(E) ....................       1.70%         1.81%         1.95%         1.95%(F)       1.94%         1.95%(F)

Ratio of net investment loss to
   average net assets .......................      (1.50%)       (1.62%)       (1.52%)       (1.66%)(F)     (1.57%)       (1.26%)(F)

Portfolio turnover rate .....................         15%           40%           93%           40%(F)         51%           16%

Amount of debt outstanding at end
   of period (000's) ........................  $      885    $       --    $       --           n/a            n/a           n/a

Average daily amount of debt
   outstanding during the period (000's)(H) .  $      810    $      351    $       80           n/a            n/a           n/a

Average daily number of capital shares
   outstanding during the period (000's)(H) .       1,208           756           818           n/a            n/a           n/a

Average amount of debt per share during
   the period(H) ............................  $     0.67    $     0.46    $     0.10           n/a            n/a           n/a

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.

(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

(C)  Calculated using weighted average shares outstanding during the period.

(D)  Total returns shown exclude the effect of applicable sales loads.

(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.01%, 2.13%, 2.00%, 2.62% and 5.05%(F) for the periods ended March 31, 2001, 2000 and 1999, August 31, 1997 and 1996, respectively (Note 4).

(F)  Annualized.

(G)  Not annualized.

(H)  Based on fund level shares outstanding.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

AGGRESSIVE GROWTH FUND--CLASS C
FINANCIAL HIGHLIGHTS
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                    PERIOD
                                                                     ENDED
                                                                   MARCH 31,
                                                                    2001(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .........................   $   29.21
                                                                   ---------

Losses from investment operations:
   Net investment loss .........................................       (0.26)
   Net realized and unrealized losses on investments ...........      (14.38)
                                                                   ---------
Total from investment operations ...............................      (14.64)
                                                                   ---------

Net asset value at end of period ...............................   $   14.57
                                                                   =========

Total return(B) ................................................     (50.12%)
                                                                   =========

Net assets at end of period (000's) ............................   $   1,664
                                                                   =========

Ratio of net expenses to average net assets(C) .................       2.18%(D)

Ratio of net investment loss to average net assets .............      (1.98%)(D)

Portfolio turnover rate ........................................         15%(D)

Amount of debt outstanding at end of period (000's) ............   $     885

Average daily amount of debt outstanding during the
   period (000's)(E) ...........................................   $     810

Average daily number of capital shares outstanding during
   the period (000's)(E) .......................................       1,208

Average amount of debt per share during the period(E) ..........   $    0.67

(A) Represents the period from the initial public offering of shares (May 17, 2000) through March 31, 2001.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.48%(D) for the period ended March 31, 2001.

(D)  Annualized.

(E)  Based on fund level shares outstanding.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

GROWTH/VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS

====================================================================================================================================
                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                  YEAR           YEAR          YEAR      SEVEN MONTHS      YEAR         PERIOD
                                                 ENDED          ENDED         ENDED         ENDED         ENDED         ENDED
                                                MARCH 31,      MARCH 31,     MARCH 31,     MARCH 31,    AUGUST 31,    AUGUST 31,
                                                  2001           2000          1999         1998(A)        1997         1996(B)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ......  $    32.43     $    17.50    $    16.30    $    15.90    $    11.18    $    10.00
                                               ---------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment loss ......................       (0.13)         (0.16)        (0.17)        (0.08)        (0.13)        (0.06)(C)
   Net realized and unrealized gains (losses)
      on investments ........................      (12.33)         15.51          4.84          1.05          5.39          1.24
                                               ---------------------------------------------------------------------------------
Total from investment operations ............      (12.46)         15.35          4.67          0.97          5.26          1.18
                                               ---------------------------------------------------------------------------------

Distributions from net realized gains .......          --          (0.42)        (3.47)        (0.57)        (0.54)           --
                                               ---------------------------------------------------------------------------------

Net asset value at end of period ............  $    19.97     $    32.43    $    17.50    $    16.30    $    15.90    $    11.18
                                               =================================================================================

Total return(D) .............................     (38.42%)        88.88%        29.89%         6.43%        47.11%        11.80%(G)
                                               =================================================================================

Net assets at end of period (000's) .........  $  107,435     $   79,066    $   24,664    $   28,649    $   26,778    $   15,108
                                               =================================================================================

Ratio of net expenses to average
   net assets(E) ............................       1.54%          1.52%         1.66%         1.66%(F)      1.95%         1.95%(F)

Ratio of net investment loss to average
   net assets ...............................      (0.66%)        (1.05%)       (0.93%)       (0.91%)(F)    (1.03%)       (0.62%)(F)

Portfolio turnover rate .....................         35%            44%           59%           62%(F)        52%           21%(F)

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.

(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

(C)  Calculated using weighted average shares outstanding during the period.

(D)  Total returns shown exclude the effect of applicable sales loads.

(E) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assets would have been 2.83%(F) for the period ended August 31, 1996.

(F)  Annualized.

(G)  Not annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

GROWTH/VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS

============================================================================================
                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------
                                                                  YEAR          PERIOD
                                                                 ENDED           ENDED
                                                                MARCH 31,      MARCH 31,
                                                                  2001          2000(A)
--------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................   $    32.30     $    18.65
                                                               -------------------------

Income (loss) from investment operations:
   Net investment loss .....................................        (0.19)         (0.11)
   Net realized and unrealized gains (losses) on investments       (12.37)         14.18
                                                               -------------------------
Total from investment operations ...........................       (12.56)         14.07
                                                               -------------------------

Distributions from net realized gains ......................           --          (0.42)
                                                               -------------------------

Net asset value at end of period ...........................   $    19.74     $    32.30
                                                               =========================

Total return(B) ............................................      (38.89%)        76.52%(C)
                                                               =========================

Net assets at end of period (000's) ........................   $   36,475     $   10,794
                                                               =========================

Ratio of net expenses to average net assets ................        2.19%          2.33%(D)

Ratio of net investment loss to average net assets .........       (1.31%)        (1.77%)(D)

Portfolio turnover rate ....................................          35%            44%(D)

(A) Represents the period from the initial public offering(August 2, 1999) through March 31, 2000.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

EQUITY FUND - CLASS A
FINANCIAL HIGHLIGHTS

=======================================================================================================================
                                                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                -----------------------------------------------------------------------
                                                   2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $    22.93     $    22.12     $    19.38     $    13.76     $    12.45
                                                ----------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income (loss) .............        (0.18)         (0.05)          0.04           0.09           0.12
   Net realized and unrealized gains (losses)
      on investments ........................        (9.14)          4.60           2.73           5.76           1.35
                                                ----------------------------------------------------------------------
Total from investment operations ............        (9.32)          4.55           2.77           5.85           1.47
                                                ----------------------------------------------------------------------

Less distributions:
   Dividends from net investment income .....           --             --          (0.03)         (0.08)         (0.12)
   Distributions from net realized gains ....        (0.92)         (3.74)            --          (0.15)         (0.04)
                                                ----------------------------------------------------------------------
Total distributions .........................        (0.92)         (3.74)         (0.03)         (0.23)         (0.16)
                                                ----------------------------------------------------------------------

Net asset value at end of year ..............   $    12.69     $    22.93     $    22.12     $    19.38     $    13.76
                                                ======================================================================

Total return(A) .............................      (41.73%)        20.60%         14.30%         42.74%         11.82%
                                                ======================================================================

Net assets at end of year (000's) ...........   $   24,634     $   65,274     $   55,561     $   38,336     $   14,983
                                                ======================================================================

Ratio of net expenses to
   average net assets(B) ....................        1.25%          1.26%          1.31%          1.25%          1.25%

Ratio of net investment income (loss) to
   average net assets .......................       (0.61%)        (0.24%)         0.18%          0.53%          0.91%

Portfolio turnover rate .....................          99%            78%            10%             7%            38%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.43% for the year ended March 31, 1997.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

EQUITY FUND - CLASS C
FINANCIAL HIGHLIGHTS

=======================================================================================================================
                                                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                -----------------------------------------------------------------------
                                                   2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $    22.32     $    21.86     $    19.34     $    13.77     $    12.46
                                                ----------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income (loss) .............        (0.30)         (0.28)         (0.19)         (0.03)          0.02
   Net realized and unrealized gains (losses)
      on investments ........................        (8.91)          4.48           2.71           5.75           1.35
                                                ----------------------------------------------------------------------
Total from investment operations ............        (9.21)          4.20           2.52           5.72           1.37
                                                ----------------------------------------------------------------------

Less distributions:
   Dividends from net investment income .....           --             --             --             --          (0.02)
   Distributions from net realized gains ....        (0.92)         (3.74)            --          (0.15)         (0.04)
                                                ----------------------------------------------------------------------
Total distributions .........................        (0.92)         (3.74)            --          (0.15)         (0.06)
                                                ----------------------------------------------------------------------

Net asset value at end of year ..............   $    12.19     $    22.32     $    21.86     $    19.34     $    13.77
                                                ======================================================================

Total return(A) .............................      (42.39%)        19.24%         13.03%         41.63%         11.01%
                                                ======================================================================

Net assets at end of year(000's) ............   $    2,178     $    3,618     $    3,146     $    3,862     $    2,770
                                                ======================================================================

Ratio of net expenses to
   average net assets(B) ....................        2.32%          2.68%          2.41%          2.00%          2.00%

Ratio of net investment income (loss) to
   average net assets .......................       (1.68%)        (1.34%)        (0.92%)        (0.18%)         0.15%

Portfolio turnover rate .....................          99%            78%            10%             7%            38%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.14% for the year ended March 31, 1997.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

ENHANCED 30 FUND--CLASS A
FINANCIAL HIGHLIGHTS
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                     PERIOD
                                                                      ENDED
                                                                    MARCH 31,
                                                                     2001(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ..........................   $   10.00
                                                                    ---------

Income (loss) from investment operations:
   Net investment income ........................................        0.05
   Net realized and unrealized losses on investments ............       (1.10)
                                                                    ---------
Total from investment operations ................................       (1.05)
                                                                    ---------

Dividends from net investment income ............................       (0.05)
                                                                    ---------

Net asset value at end of period ................................   $    8.90
                                                                    =========

Total return(B) .................................................     (10.57%)
                                                                    =========

Net assets at end of period (000's) .............................   $   6,208
                                                                    =========

Ratio of net expenses to average net assets(C) ..................       1.00%(D)

Ratio of net investment income to average net assets ............       0.54%(D)

Portfolio turnover rate .........................................          3%(D)

(A) Represents the period from the initial public offering of shares (May 1, 2000) through March 31, 2001.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.24%(D) for the period ended March 31, 2001.

(D)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

ENHANCED 30 FUND--CLASS C
FINANCIAL HIGHLIGHTS
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                     PERIOD
                                                                      ENDED
                                                                    MARCH 31,
                                                                     2001(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .........................   $   10.00
                                                                   ---------

Income (loss) from investment operations:
   Net investment income .......................................        0.01
   Net realized and unrealized losses on investments ...........       (1.12)
                                                                   ---------
Total from investment operations ...............................       (1.11)
                                                                   ---------

Dividends from net investment income ...........................       (0.01)
                                                                   ---------

Net asset value at end of period ...............................   $    8.88
                                                                   =========

Total return(B) ................................................     (11.12%)
                                                                   =========

Net assets at end of period (000's) ............................   $     128
                                                                   =========

Ratio of net expenses to average net assets(C) .................       1.73%(D)

Ratio of net investment loss to average net assets .............      (0.46%)(D)

Portfolio turnover rate ........................................          3%(D)

(A) Represents the period from the initial public offering (May 16, 2000) through March 31, 2001.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 10.22%(D) for the period ended March 31, 2001.

(D)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

VALUE PLUS FUND--CLASS A
FINANCIAL HIGHLIGHTS

=========================================================================================================================
                                                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                                  THREE
                                                                 MONTHS          YEAR           YEAR         PERIOD
                                                                  ENDED         ENDED          ENDED          ENDED
                                                                MARCH 31,      DEC. 31,       DEC. 31,       DEC. 31
                                                                  2001           2000           1999          1998(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................   $    10.74     $    11.77     $    10.41     $    10.00
                                                               -------------------------------------------------------

Income (loss) from investment operations:
   Net investment income ...................................         0.01           0.06           0.01           0.02
   Net realized and unrealized gains (losses) on investments        (0.47)          0.12           1.60           0.41
                                                               -------------------------------------------------------
Total from investment operations ...........................        (0.46)          0.18           1.61           0.43
                                                               -------------------------------------------------------

Less distributions:
   Dividends from net investment income ....................        (0.01)         (0.06)         (0.01)         (0.02)
   Distributions from net realized gains ...................           --          (0.92)         (0.24)            --
   Return of capital .......................................           --          (0.23)            --             --(B)
                                                               -------------------------------------------------------
Total distributions ........................................        (0.01)         (1.21)         (0.25)         (0.02)
                                                               -------------------------------------------------------

Net asset value at end of period ...........................   $    10.27     $    10.74     $    11.77     $    10.41
                                                               =======================================================

Total return(C) ............................................       (4.29%)(E)      1.91%         15.51%          4.29%(E)
                                                               =======================================================

Net assets at end of period (000's) ........................   $   51,442     $   49,807     $   31,808     $   27,068
                                                               =======================================================

Ratio of net expenses to average net assets(D) .............        1.30%(F)       1.30%          1.30%          1.30%(F)

Ratio of net investment income to average net assets .......        0.37%(F)       0.51%          0.08%          0.25%(F)

Portfolio turnover .........................................          48%(F)         83%            60%            34%

(A)  The Fund commenced operations on May 1, 1998.

(B)  Amount rounds to less than $0.01.

(C)  Total returns shown exclude the effects of applicable sales loads.

(D) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.58%(F), 1.71%, 2.02% and 2.25%(E) for the periods ended March 31, 2001 and December 31, 2000, 1999 and 1998, respectively.

(E)  Not annualized.

(F)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

VALUE PLUS FUND--CLASS C
FINANCIAL HIGHLIGHTS

=====================================================================================================
                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------
                                                                 THREE
                                                                 MONTHS         YEAR          YEAR
                                                                 ENDED         ENDED         ENDED
                                                                MARCH 31,     DEC. 31,      DEC. 31,
                                                                  2001          2000        1999(A)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................   $   10.50     $   11.48     $   10.26
                                                               -------------------------------------

Income (loss) from investment operations:
   Net investment loss .....................................       (0.01)        (0.02)        (0.07)
   Net realized and unrealized gains (losses) on investments       (0.47)         0.19          1.53
                                                               -------------------------------------
Total from investment operations ...........................       (0.48)         0.17          1.46
                                                               -------------------------------------

Less distributions:
   Distributions from net realized gains ...................          --         (0.92)        (0.24)
   Return of capital .......................................          --         (0.23)           --
                                                               -------------------------------------
Total distributions ........................................          --         (1.15)        (0.24)
                                                               -------------------------------------

Net asset value at end of period ...........................   $   10.02     $   10.50     $   11.48
                                                               =====================================

Total return(B) ............................................      (4.57%)(D)     1.87%        14.24%
                                                               =====================================

Net assets at end of period (000's) ........................   $   1,705     $   2,011     $     548
                                                               =====================================

Ratio of net expenses to average net assets(C) .............       2.05%(E)      2.05%         2.05%

Ratio of net investment loss to average net assets .........      (0.33%)(E)    (0.21%)       (0.65%)

Portfolio turnover .........................................         48%(E)        83%           60%

(A)  The class commenced operations on January 1, 1999.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.99%(E), 2.46% and 2.76% for the periods ended March 31, 2001 and December 31, 2000 and 1999, respectively.

(D)  Not annualized.

(E)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

UTILITY FUND - CLASS A
FINANCIAL HIGHLIGHTS

=======================================================================================================================
                                                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                -----------------------------------------------------------------------
                                                   2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $    14.85     $    15.42     $    16.76     $    12.44     $    12.24
                                                ----------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income ....................         0.18           0.25           0.38           0.43           0.46
   Net realized and unrealized gains (losses)
      on investments ........................        (0.48)          2.50          (1.16)          4.56           0.22
                                                ----------------------------------------------------------------------
Total from investment operations ............        (0.30)          2.75          (0.78)          4.99           0.68
                                                ----------------------------------------------------------------------

Less distributions:
   Dividends from net investment income .....        (0.18)         (0.25)         (0.38)         (0.43)         (0.46)
   Distributions from net realized gains ....        (1.63)         (3.07)         (0.18)         (0.24)         (0.02)
                                                ----------------------------------------------------------------------
Total distributions .........................        (1.81)         (3.32)         (0.56)         (0.67)         (0.48)
                                                ----------------------------------------------------------------------

Net asset value at end of year ..............   $    12.74     $    14.85     $    15.42     $    16.76     $    12.44
                                                ======================================================================

Total return(A) .............................       (2.56%)        18.07%         (4.79%)        40.92%          5.61%
                                                ======================================================================

Net assets at end of year (000's) ...........   $   28,570     $   35,915     $   38,391     $   42,463     $   36,087
                                                ======================================================================

Ratio of net expenses to
   average net assets(B) ....................        1.33%          1.34%          1.33%          1.25%          1.25%

Ratio of net investment income to
   average net assets .......................        1.22%          1.85%          2.30%          3.03%          3.65%

Portfolio turnover rate .....................          63%            22%             4%             0%             3%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 1.36% for the year ended March 31, 2001.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

UTILITY FUND - CLASS C
FINANCIAL HIGHLIGHTS

=======================================================================================================================
                                                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                -----------------------------------------------------------------------
                                                   2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $    14.86     $    15.40     $    16.74     $    12.43     $    12.23
                                                ----------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income ....................         0.01           0.13           0.18           0.31           0.35
   Net realized and unrealized gains (losses)
   on investments ...........................        (0.49)          2.50          (1.16)          4.57           0.24
                                                ----------------------------------------------------------------------
Total from investment operations ............        (0.48)          2.63          (0.98)          4.88           0.59
                                                ----------------------------------------------------------------------

Less distributions:
   Dividends from net investment income .....        (0.01)         (0.10)         (0.18)         (0.33)         (0.37)
   Distributions from net realized gains ....        (1.63)         (3.07)         (0.18)         (0.24)         (0.02)
                                                ----------------------------------------------------------------------
Total distributions .........................        (1.64)         (3.17)         (0.36)         (0.57)         (0.39)
                                                ----------------------------------------------------------------------

Net asset value at end of year ..............   $    12.74     $    14.86     $    15.40     $    16.74     $    12.43
                                                ======================================================================

Total return(A) .............................       (3.70%)        17.16%         (5.92%)        39.91%          4.82%
                                                ======================================================================

Net assets at end of year (000's) ...........   $    2,396     $    2,887     $    3,215     $    3,597     $    3,099
                                                ======================================================================

Ratio of net expenses to
   average net assets(B) ....................        2.50%          2.46%          2.50%          2.00%          2.00%

Ratio of net investment income to
   average net assets .......................        0.05%          0.73%          1.13%          2.28%          2.89%

Portfolio turnover rate .....................          63%            22%             4%             0%             3%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 2.53% for the year ended March 31, 2001.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001
================================================================================

1.   ORGANIZATION

The International Equity Fund, Emerging Growth Fund, Aggressive Growth Fund, Growth/Value Fund, Equity Fund, Enhanced 30 Fund, Value Plus Fund and Utility Fund (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the Act), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

Prior to May 1, 2000, the International Equity Fund, Emerging Growth Fund and Value Plus Fund were part of the Touchstone Series Trust, a Massachusetts business trust organized on February 7, 1994 and registered under the Act as an open-end management investment company. Effective May 1, 2000, the Funds were merged into separate series of the Trust.

The International Equity Fund seeks to increase the value of Fund shares over the long-term by investing primarily in equity securities of foreign companies. The Fund will invest in at least three countries outside the United States.

The Emerging Growth Fund seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal by investing primarily in emerging growth companies.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes. The Fund invests primarily in stocks of domestic companies whose valuation may not yet reflect the prospects for accelerated earnings/cash flow growth. The Fund invests in growth companies that are likely to benefit from new or innovative products, services or processes.

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not yet reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in domestic stocks of mid to large-cap growth companies that the portfolio manager believes have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a three to five year period.

The Equity Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of common stocks, which are believed to have growth attributes superior to the general market.

The Enhanced 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average. The Fund's portfolio is based on the 30 stocks that comprise the Dow Jones Industrial Average.

The Value Plus Fund seeks to increase the value of Fund shares over the long-term by investing primarily in common stocks of larger companies that the portfolio manager believes are undervalued.

The Utility Fund seeks growth of capital and current income by investing primarily in securities of public utilities. The Fund invests primarily in a diversified portfolio of common, preferred and convertible preferred stocks and bonds of domestic public utilities. The Fund will invest in the securities of public utilities which are involved in the production, supply or distribution of electricity, natural gas, telecommunications (including cable and wireless companies) and water.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

The International Equity Fund, Emerging Growth Fund, Growth/Value Fund, Equity Fund, Enhanced 30 Fund, Value Plus Fund, Utility Fund and, effective May 17, 2000, Aggressive Growth Fund each offer two classes of shares: Class A shares (currently sold subject to a maximum front-end sales load of 5.75% and a distribution fee of up to 0.25% of average daily net assets) and Class C shares (currently sold subject to a 1.25% front-end sales load, a 1% contingent deferred sales load for a one-year period and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The International Equity Fund, Emerging Growth Fund and Value Plus Funds' custodian fees presented on the Statement of Operations include expenses for administration and accounting and pricing services provided for the Fund by Investors Bank & Trust Company, the Funds' administrator, custodian and fund accounting services provider. The fee is a unified fee and therefore each expense cannot be broken out separately.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Foreign currency value translation - The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of these securities, but are included with net realized and unrealized gain or loss on investments.

Forward foreign currency and spot contracts - The International Equity Fund, Emerging Growth Fund and Value Plus Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Board of Trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation and depreciation of forward foreign currency contracts. As of March 31, 2001, no Fund held open forward foreign currency or spot contracts.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Effective August 1, 1999, the maximum offering price per share of Class A shares of the Aggressive Growth Fund, Growth/Value Fund, Equity Fund and Utility Fund is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class C shares of the Growth/Value Fund, Equity Fund and Utility Fund and effective May 1, 2000, the International Equity Fund, Emerging Growth Fund and Value Plus Fund and, effective May 17, 2000, Aggressive Growth Fund is equal to the net asset value per share plus a sales load equal to 1.27% of the net asset value (or 1.25% of the offering price).

Prior to August 1, 1999, the maximum offering price per share of Class A shares of the Utility Fund and Equity Fund and shares of the Growth/Value Fund and Aggressive Growth Fund was equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of the Utility Fund and Equity Fund was equal to the net asset value per share.

The redemption price per share of each class of shares of a Fund is equal to the net asset value per share. However, Class C shares of the Funds are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income-- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid to shareholders quarterly for the Equity Fund, Enhanced 30 Fund, Value Plus Fund and Utility Fund and annually for the International Equity Fund, Emerging Growth Fund, Aggressive Growth Fund and Growth/Value Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organization  costs  --  Costs  incurred  by  the  Aggressive  Growth  Fund  and
Growth/Value Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 2001:

--------------------------------------------------------------------------------------------------------------
                                              INTERNATIONAL      EMERGING        AGGRESSIVE        GROWTH/
                                                 EQUITY           GROWTH           GROWTH           VALUE
                                                  FUND             FUND             FUND             FUND
--------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ............   $      66,889    $   4,060,224    $   4,463,415    $  13,013,866
Gross unrealized depreciation ............      (2,523,334)      (1,828,802)      (7,637,470)     (43,850,782)
                                             ----------------------------------------------------------------
Net unrealized appreciation (depreciation)   $  (2,456,445)   $   2,231,422    $  (3,174,055)   $ (30,836,916)
                                             ================================================================
Federal income tax cost ..................   $  13,663,217    $  18,685,708    $  22,895,151    $ 172,703,867
                                             ================================================================
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                 EQUITY        ENHANCED 30       VALUE PLUS        UTILITY
                                                  FUND             FUND             FUND             FUND
--------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ............   $   3,027,225    $     449,171    $   4,717,566    $   6,775,461
Gross unrealized depreciation ............      (6,423,320)      (1,114,020)      (4,438,114)      (2,097,712)
                                             ----------------------------------------------------------------
Net unrealized appreciation (depreciation)   $  (3,396,095)   $    (664,849)   $     279,452    $   4,677,749
                                             ================================================================
Federal income tax cost ..................   $  30,053,730    $   6,983,500    $  51,015,206    $  26,419,239
                                             ================================================================
--------------------------------------------------------------------------------------------------------------

Reclassification of capital accounts - For the period ended March 31, 2001, the International Equity Fund, Emerging Growth Fund, Aggressive Growth Fund, Growth/Value Fund and Equity Fund reclassified net investment losses of $26,287, $4,845, $512,864, $1,074,058 and $394,711, respectively, against paid-in capital on the Statements of Assets and Liabilities. The Utility Fund reclassified net investment losses of $14 against accumulated net realized gains from security transactions on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

As of March 31, 2001, the International Equity Fund, Emerging Growth Fund, Growth/Value Fund, Enhanced 30 Fund and Value Plus Fund had capital loss carryforwards for federal income tax purposes of $835,988, $128,921, $2,005,441, $99,480 and $1,025,651, respectively, none of which expire prior to March 31, 2009. The Aggressive Growth Fund had capital loss carryforwards for federal income tax purposes of $871 none of which expire prior to August 31, 2008. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

3.   INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows for the period ended March 31, 2001:

----------------------------------------------------------------------------------------------
                                     INTERNATIONAL    EMERGING      AGGRESSIVE      GROWTH/
                                        EQUITY         GROWTH         GROWTH         VALUE
                                         FUND           FUND           FUND           FUND
----------------------------------------------------------------------------------------------
Purchases of investment securities   $  6,568,519   $  8,297,763   $  9,932,687   $162,071,660
                                     ---------------------------------------------------------
Proceeds from sales and maturities
   of investment securities ......   $  5,290,714   $  3,157,865   $  5,012,327   $ 42,839,331
                                     ---------------------------------------------------------
----------------------------------------------------------------------------------------------

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

----------------------------------------------------------------------------------------------
                                        EQUITY       ENHANCED 30    VALUE PLUS      UTILITY
                                         FUND           FUND           FUND           FUND
----------------------------------------------------------------------------------------------
Purchases of investment securities   $ 55,064,419   $  6,973,253   $ 11,067,067   $ 22,261,077
                                     ---------------------------------------------------------
Proceeds from sales and maturities
   of investment securities ......   $ 68,867,989   $    160,972   $  5,764,076   $ 30,167,129
                                     ---------------------------------------------------------
----------------------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES

The President and certain other officers of the Trust are also officers of Touchstone Advisors, Inc. (the Adviser), the Trust's investment adviser, or Touchstone Securities, Inc. (the Underwriter), the Trust's principal underwriter, and Integrated Fund Services, Inc. (Integrated), the Trust's administrator, transfer agent and accounting services agent. The Adviser, the Underwriter and Integrated are each wholly-owned, indirect subsidiaries of The Western and Southern Life Insurance Company.

MANAGEMENT AGREEMENTS
The Adviser provides general investment supervisory services for the Funds, under the terms of separate Management Agreements. Under the Management Agreements, the Equity Fund and Utility Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its respective average daily net assets up to $200 million; 0.70% of such net assets from $200 million to $500 million; and 0.50% of such net assets in excess of $500 million. The Aggressive Growth Fund and Growth/Value Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million. The International Equity Fund, Emerging Growth Fund, Enhanced 30 Fund and Value Plus Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.95%, 0.80%, 0.65% and 0.75%, respectively, of average daily net assets.

Credit Suisse Asset Management LLC (Credit Suisse) has been retained by the Adviser to manage the investments of the International Equity Fund. The Adviser (not the Fund) pays Credit Suisse a fee for these services.

David L.  Babson & Company,  Inc.  (Babson)  and  Westfield  Capital  Management
Company, Inc. (Westfield) have been retained by the Adviser to manage the investments of the Emerging Growth Fund. The Adviser (not the Fund) pays Babson and Westfield a fee for these services.

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by the Adviser to manage the investments of the Aggressive Growth Fund and Growth/Value Fund. The Adviser (not the Funds) pays Mastrapasqua a fee for these services.

Fort Washington Investment Advisors, Inc. (Fort Washington) has been retained by the Adviser to manage the investments of the Equity Fund, Value Plus Fund and Utility Fund. The Adviser (not the Funds) pays Fort Washington a fee for these services.

Todd Investment Advisors, Inc. (Todd) has been retained by the Adviser to manage the investments of the Enhanced 30 Fund. The Adviser (not the Fund) pays Todd a fee for these services.

Under the terms of the Sponsor Agreements, the Adviser waived its fees for the International Equity Fund, Emerging Growth Fund and Value Plus Fund of $5,794, $11,561 and $25,580, respectively, and reimbursed the Funds $52,601, $11,809 and $10,836, respectively, of other expenses during the period ended March 31, 2001.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

The Adviser waived $16,902, $45,042 and $12,947 of investment advisory fees for the Aggressive Growth Fund, Enhanced 30 Fund and Utility Fund, respectively, during the period ended March 31, 2001. The Adviser also reimbursed the Enhanced 30 Fund $30,674 for other operating expenses.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and Integrated, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Integrated receives a monthly fee at an annual rate of $17 per shareholder account from each Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays Integrated out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and Integrated, Integrated calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, Integrated receives a monthly fee, based on current net asset levels, of $3,000 from each of the Aggressive Growth Fund, Equity Fund, Enhanced 30 Fund and Utility Fund and $4,000 from the Growth/Value Fund. In addition, each Fund pays Integrated certain out-of-pocket expenses incurred by Integrated in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Underwriter is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned $1,916, $15,341, $5,814, $69,834, $355, $452, $2,227 and $1,115 from underwriting and broker commissions on the sale of shares of the International Equity Fund, Emerging Growth Fund, Aggressive Growth Fund, Growth/Value Fund, Equity Fund, Enhanced 30 Fund, Value Plus Fund and Utility Fund, respectively, during the period ended March 31, 2001. In addition, the Underwriter collected $19,062, $49,040, $637, $16,103, $141, $1,744 and $202 of contingent deferred sales loads on the redemption of Class C shares of the International Equity Fund, Emerging Growth Fund, Aggressive Growth Fund, Growth/Value Fund, Equity Fund, Value Plus Fund and Utility Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which Class A shares of each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

CUSTODIAN AGREEMENTS
Firstar Bank, N.A., which serves as the custodian for the Aggressive Growth Fund and Growth/Value Fund, was a significant shareholder of record of each Fund as of March 31, 2001. Under the terms of its Custodian Agreements, Firstar Bank receives from each Fund an asset-based fee plus certain transaction charges.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

SPONSOR AGREEMENT
The Trust, on behalf of the International Equity Fund, Emerging Growth Fund, Enhanced 30 Fund and Value Plus Fund, has entered into Sponsor Agreements with the Adviser. The Adviser provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Adviser receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Adviser waived all fees under the Sponsor Agreement through March 31, 2001. The Adviser has also agreed to continue to waive all fees, as described above, until December 31, 2001, for the International Equity Fund, Emerging Growth Fund and Value Plus Fund and until March 31, 2002 for the Enhanced 30 Fund, as needed to maintain each Fund's expenses at a set level. The Sponsor Agreements may be terminated by the Adviser, the Board of Trustees or the vote of a majority of the outstanding voting securities of each Fund on not less than 30 days prior written notice.

5.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

--------------------------------------------------------------------------------
                                                   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                              THREE MONTHS    YEAR        YEAR
                                                 ENDED       ENDED       ENDED
                                                MARCH 31,   DEC. 31,    DEC. 31,
(000's)                                           2001        2000        1999
--------------------------------------------------------------------------------
CLASS A
Shares sold .................................      136         546          71
Shares reinvested ...........................       --         184          44
Shares redeemed .............................     (127)       (518)       (101)
                                                  ----------------------------
Net increase in shares outstanding ..........        9         212          14
Shares outstanding, beginning of period .....      760         548         534
                                                  ----------------------------
Shares outstanding, end of period ...........      769         760         548
                                                  ============================
CLASS C
Shares sold .................................      118         331          24
Shares reinvested ...........................       --         129          33
Shares redeemed .............................       (5)       (346)        (67)
                                                  ----------------------------
Net increase (decrease) in shares outstanding      113         114         (10)
Shares outstanding, beginning of period .....      520         406         416
                                                  ----------------------------
Shares outstanding, end of period ...........      633         520         406
                                                  ============================
--------------------------------------------------------------------------------

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

--------------------------------------------------------------------------------
                                                     EMERGING GROWTH FUND
--------------------------------------------------------------------------------
                                              THREE MONTHS    YEAR        YEAR
                                                 ENDED       ENDED       ENDED
                                                MARCH 31,   DEC. 31,    DEC. 31,
(000's)                                           2001        2000        1999
--------------------------------------------------------------------------------
CLASS A
Shares sold .................................      419         829          97
Shares reinvested ...........................       --         118          72
Shares redeemed .............................      (73)       (727)       (157)
                                                 -----------------------------
Net increase in shares outstanding ..........      346         220          12
Shares outstanding, beginning of period .....      853         633         621
                                                 -----------------------------
Shares outstanding, end of period ...........    1,199         853         633
                                                 =============================
CLASS C
Shares sold .................................      193         325          23
Shares reinvested ...........................       --          53          34
Shares redeemed .............................      (11)       (297)        (65)
                                                 -----------------------------
Net increase (decrease) in shares outstanding      182          81          (8)
Shares outstanding, beginning of period .....      324         243         251
                                                 -----------------------------
Shares outstanding, end of period ...........      506         324         243
                                                 =============================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                               AGGRESSIVE GROWTH FUND    GROWTH/VALUE FUND
--------------------------------------------------------------------------------------------
                                                 YEAR         YEAR        YEAR       YEAR
                                                 ENDED        ENDED       ENDED      ENDED
                                               MARCH 31,    MARCH 31,   MARCH 31,  MARCH 31,
(000's)                                         2001(A)       2000        2001      2000(B)
--------------------------------------------------------------------------------------------
CLASS A
Shares sold .................................      750         829       4,420       1,772
Shares reinvested ...........................       --           3          --          30
Shares redeemed .............................     (767)       (365)     (1,479)       (774)
                                                 -----------------------------------------
Net increase (decrease) in shares outstanding      (17)        467       2,941       1,028
Shares outstanding, beginning of period .....    1,192         725       2,438       1,410
                                                 -----------------------------------------
Shares outstanding, end of period ...........    1,175       1,192       5,379       2,438
                                                 =========================================
CLASS C
Shares sold .................................      143          --       1,668         342
Shares reinvested ...........................       --          --          --           1
Shares redeemed .............................      (29)         --        (154)         (9)
                                                 -----------------------------------------
Net increase in shares outstanding ..........      114          --       1,514         334
Shares outstanding, beginning of period .....       --          --         334          --
                                                 -----------------------------------------
Shares outstanding, end of period ...........      114          --       1,848         334
                                                 =========================================
--------------------------------------------------------------------------------------------

(A) Except for the Aggressive Growth Fund Class C shares which represents the period from the initial public offering (May 17, 2000) through March 31, 2001.

(B) Except for the Growth/Value Fund Class C shares which represents the period from the initial public offering (August 2, 1999) through March 31, 2000.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

--------------------------------------------------------------------------------
                                                                       ENHANCED
                                                    EQUITY FUND        30 FUND
--------------------------------------------------------------------------------
                                                 YEAR        YEAR        YEAR
                                                ENDED       ENDED       ENDED
                                               MARCH 31,   MARCH 31,   MARCH 31,
(000's)                                          2001        2000       2001(A)
--------------------------------------------------------------------------------
CLASS A
Shares sold .................................      890         689         696
Shares reinvested ...........................      153         398           3
Shares redeemed .............................   (1,947)       (752)         (2)
                                                ------------------------------
Net increase (decrease) in shares outstanding     (904)        335         697
Shares outstanding, beginning of period .....    2,846       2,511          --
                                                ------------------------------
Shares outstanding, end of period ...........    1,942       2,846         697
                                                ==============================
CLASS C
Shares sold .................................       28          23          14
Shares reinvested ...........................        9          23          --
Shares redeemed .............................      (20)        (28)         --
                                                ------------------------------
Net increase (decrease) in shares outstanding       17          18          14
Shares outstanding, beginning of period .....      162         144          --
                                                ------------------------------
Shares outstanding, end of period ...........      179         162          14
                                                ==============================
--------------------------------------------------------------------------------

(A) Represents the period from the initial public offering (May 1, 2000 and May 16, 2000) for Class A and Class C shares, respectively, through March 31, 2001.

--------------------------------------------------------------------------------------------------
                                                 VALUE PLUS FUND                 UTILITY FUND
--------------------------------------------------------------------------------------------------
                                       THREE MONTHS    YEAR        YEAR        YEAR        YEAR
                                          ENDED       ENDED       ENDED       ENDED       ENDED
                                         MARCH 31,   DEC. 31,    DEC. 31,    MARCH 31,   MARCH 31,
(000's)                                    2001        2000        1999        2001        2000
--------------------------------------------------------------------------------------------------
CLASS A
Shares sold ...........................      452       3,249          88         162         257
Shares reinvested .....................        4         458          57         256         442
Shares redeemed .......................      (84)     (1,772)        (44)       (595)       (769)
                                           -----------------------------------------------------
Net increase (decrease) in
   shares outstanding .................      372       1,935         101        (177)        (70)
Shares outstanding, beginning of period    4,637       2,702       2,601       2,419       2,489
                                           -----------------------------------------------------
Shares outstanding, end of period .....    5,009       4,637       2,702       2,242       2,419
                                           =====================================================
CLASS C
Shares sold ...........................        9         181          44          32          24
Shares reinvested .....................       --          19           1          15          34
Shares redeemed .......................      (30)        (56)        (28)        (53)        (73)
                                           -----------------------------------------------------
Net increase (decrease) in
   shares outstanding .................      (21)        144          17          (6)        (15)
Shares outstanding, beginning of period      191          47          30         194         209
                                           -----------------------------------------------------
Shares outstanding, end of period .....      170         191          47         188         194
                                           =====================================================
--------------------------------------------------------------------------------------------------

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

6.   BORROWINGS

The Aggressive Growth Fund and Growth/Value Fund each have a Loan Agreement with Firstar Bank, N.A. Each Fund may use the Loan Agreement for temporary or emergency purposes, including the financing of capital share redemption requests that might otherwise require the untimely disposition of securities. The Aggressive Growth Fund may also engage in leveraging. The Loan Agreements permit borrowings up to a maximum principal amount outstanding not to exceed the lesser of $3,000,000 for the Aggressive Growth Fund and $1,500,000 Growth/Value Fund or certain other amounts which are calculated based upon the amounts and composition of assets in each Fund as defined in the Loan Agreement. Each Fund agrees to pay interest on any unpaid principal balance at prevailing market rates as defined in the Loan Agreement.

As of March 31, 2001, the Aggressive Growth Fund had $885,000 outstanding borrowings and Growth/Value Fund had no outstanding borrowings under the Loan Agreement. The maximum amount outstanding during the year ended March 31, 2001 for the Aggressive Growth Fund was $3,000,000 at a weighted average interest rate of 9.17%. For the year ended March 31, 2001, the Aggressive Growth Fund incurred, and the Adviser reimbursed, $88,512 of interest expense on such borrowings.

7.   RESTRICTED SECURITY

On December 20, 1999, the Aggressive Growth Fund purchased 83,333 shares of 21e Web Network, Inc. at an original cost of $500,000, the sale of which is restricted. At March 31, 2001, this security represented 0.88% of net assets and was valued at $167,000 based on fair value. The fair value is determined under the direction of the Board of Trustees. No quoted market price exists for 21e Web Network, Inc. shares.

8.   FUND MERGERS AND TERMINATIONS

On February 15, 2000, the Board of Trustees of the Touchstone Series Trust (Series Trust) approved an Agreement and Plan of Reorganization (CST Agreement) between the Series Trust and the Touchstone Strategic Trust (formerly Countrywide Strategic Trust). Pursuant to the CST Agreement, Emerging Growth Fund (Old Emerging Growth Fund) and International Equity Fund (Old International Equity Fund) of Series Trust were merged into separate series of the Strategic Trust. In addition, Value Plus Fund (Old Value Plus Fund) and Touchstone Growth & Income Fund (Growth & Income Fund) of Series Trust merged into the Touchstone Value Plus Fund (New Value Plus Fund) of the Strategic Trust.

The mergers described above were approved by shareholders of each Fund at special meetings of shareholders held on April 19, 2000.

Pursuant to the CST Agreement described above, on May 1, 2000, New Value Plus Fund acquired all of the assets and assumed liabilities of Old Value Plus Fund and Growth & Income Fund, in an exchange for Class A shares and Class C shares of New Value Plus Fund.

Pursuant to the CST Agreement described above, on May 1, 2000, International Equity Fund acquired all of the assets and assumed liabilities of Old International Equity Fund, in an exchange for Class A shares and Class C shares.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Pursuant to the CST Agreement described above, on May 1, 2000, Emerging Growth Fund acquired all of the assets and assumed liabilities of Old Emerging Growth Fund, in an exchange for Class A shares and Class C shares.

The above acquisitions were accomplished by a tax-free exchange of shares of each respective Fund. The value of assets acquired, number of shares issued, unrealized gain or loss acquired and the aggregate net assets of each Fund immediately after the acquisition are as follows:

                           VALUE OF
  ACQUIRING FUND         ACQUIRED FUND            NET ASSETS         NUMBER OF        UNREALIZED        NET ASSETS
OF STRATEGIC TRUST      OF SERIES TRUST            ACQUIRED        SHARES ISSUED    GAIN OR (LOSS)  AFTER ACQUISITION
------------------      ---------------            --------        -------------    --------------  -----------------
Emerging                Old Emerging
Growth Fund             Growth Fund              $21,922,346         1,233,880       $ 2,831,406        $21,922,346

International           Old International
Equity Fund             Equity Fund              $14,619,896         960,029 $         1,083,108        $14,619,896

New Value Plus Fund     Old Value Plus Fund      $34,415,946         2,962,931       $ 1,629,658        $63,982,156

New Value Plus Fund     Growth & Income Fund     $29,566,203         2,548,492       $(1,341,172)       $63,982,156

9.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2001. On December 7, 2000, the Equity Fund and Utility Fund declared and paid a long-term capital gain distribution of $2,858,101 and $3,811,576, respectively. As required by federal regulations, shareholders received notification of their portion of a Fund's taxable gain distribution, if any, paid during the 2000 calendar year early in 2001.

The International Equity Fund paid foreign taxes of $5,830 or $0.00 per share and recognized $5,569 or $0.00 per share of foreign source income during the period ended March 31, 2001.

On March 15, 2001, the Board of Trustees approved the change in fiscal year ends for the International Equity Fund, Emerging Growth Fund and Value Plus Fund from December 31 to March 31.

10.  SUBSEQUENT EVENTS

Effective May 1, 2001, each Fund is authorized to issue Class B shares. Class B shares are sold subject to a contingent deferred sales load (CDSC) of 5.00% if shares are redeemed within one year of their purchase. The CDSC will be incrementally reduced over time. After the 6th year, there is no CDSC. At the end of eight years, Class B shares will convert to Class A shares.

Effective May 1, 2001, Class C shares of each Fund will no longer be sold with a front-end sales load.

Effective May 1, 2001, TCW Investment Management Company (TCW) replaced Babson as sub-adviser to the Emerging Growth Fund.

                           TOUCHSTONE FAMILY OF FUNDS

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 98.4%                                      (000's)      (000's)
--------------------------------------------------------------------------------
GREAT BRITAIN-- 22.8%
Abbey National ......................................           12    $     197
BP Amoco ............................................           37          305
British Telecommunications ..........................           25          184
CGNU ................................................           10          133
Glaxo Smithkline Plc ................................           12          312
HSBC Holdings .......................................           12          146
Lloyds TSB Group ....................................            8           78
Logica ..............................................            2           33
Marconi .............................................           10           50
Reed International ..................................           23          217
Royal Bank of Scotland Group* .......................           10          226
Shell Transport & Trading ...........................           37          287
Vodafone Group ......................................          155          424
                                                                      ---------
                                                                      $   2,592
                                                                      ---------
FRANCE-- 16.0%
Alcatel .............................................            3    $     100
Aventis .............................................            4          288
AXA .................................................            2          180
Banque Nationale de Paris ...........................            1          115
Cap Gemini SA .......................................            0            1
Groupe Danone .......................................            1           83
Orange SA* ..........................................            5           45
Publicis ............................................            4          136
Renault .............................................            2           90
Canal Plus* .........................................            1            5
STMicroelectronics ..................................            1           49
Suez Lyonnaise Des Eaux-Dumex .......................            1          163
Total Fina, B .......................................            2          283
Vivendi Universal* ..................................            5          281
                                                                      ---------
                                                                      $   1,819
                                                                      ---------
JAPAN-- 13.5%
Bank of Tokyo .......................................            3    $      27
Canon ...............................................            1           36
Dai Nippon Printing .................................            1           12
Daikin Industries ...................................            1           16
Daiwa Securities ....................................            2           19
Denso ...............................................            2           38
East Japan Railway ..................................            0           16
Fanuc ...............................................            1           17
Fuji Photo Film .....................................            2           55
Fuji Soft ABC .......................................            0           10
Fujitsu .............................................            1           13

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 98.4% (CONTINUED)                          (000's)      (000's)
--------------------------------------------------------------------------------
Hitachi .............................................            3    $      26
Hitachi Credit ......................................            1           27
Ito Yokado Co .......................................            1           24
Kao .................................................            1           25
Kirin Brewery .......................................            2           18
Kubota ..............................................            9           29
Kyocera .............................................            0           18
Marui ...............................................            0           14
Matsushita Electric .................................            2           36
Mitsubishi Estate ...................................            1            9
Mitsui Chemicals ....................................            5           23
Mizuho Holdings .....................................            0           39
Murata Manufacturing ................................            0           33
NEC .................................................            1           16
Nikko Securities Co. (The) ..........................            2           14
Nintendo ............................................            0           32
Nippon Meat Packers .................................            2           22
Nippon Mitsubishi Oil ...............................            4           20
Nippon Telegraph & Telephone ........................            0           57
Nissan Motor ........................................            3           19
Nissin Food Products ................................            1           20
Nomura Securities ...................................            1           18
NTT Data ............................................            0           14
NTT Docomo ..........................................            0           69
Olympus Optical .....................................            1           14
Omron ...............................................            1           17
Orix ................................................            1           33
Ricoh Corp ..........................................            1           18
Rohm Company ........................................            0           33
Sakura Bank .........................................            5           23
Secom ...............................................            1           28
Seven Eleven Japan ADR ..............................            0           16
Shin-Etsu Chemical ..................................            1           34
SMC .................................................            0           23
Softbank ............................................            0           11
Sony ................................................            0           28
Sumitomo Bank .......................................            4           36
Sumitomo Chemical ...................................            6           29
Sumitomo Electric Industries ........................            4           46
Takeda Chemical Industries ..........................            1           48
Tokio Marine & Fire Insurance .......................            2           20
Tokyo Broadcasting System ...........................            1           24
Tokyo Electric Power ................................            1           15
Toshiba .............................................            4           23
Toyota Motor ........................................            2           85
Yamanouchi Pharmaceutical ...........................            1           34
Yamato Transport ....................................            1           20
                                                                      ---------
                                                                      $   1,539
                                                                      ---------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 98.4% (CONTINUED)                          (000's)      (000's)
--------------------------------------------------------------------------------
SWITZERLAND-- 9.4%
ABB .................................................            2    $     114
Nestle ..............................................            0          160
Novartis ............................................            0          218
Roche Holding .......................................            0          172
The Swatch Group ....................................            0          123
Union Bank of Switzerland ...........................            1          159
Zurich Financial Services* ..........................            0          121
                                                                      ---------
                                                                      $   1,067
                                                                      ---------
GERMANY-- 9.4%
Bayerische Hypo Vereinsbank .........................            2    $     120
Deutsche Bank .......................................            0           38
Deutsche Telekom ....................................            4           91
Kamps ...............................................            6           69
Muenchener Rueckversicherungs-Gasellschaft ..........            1          255
Preussag ............................................            4          140
Siemens .............................................            2          241
Veba ................................................            2          110
                                                                      ---------
                                                                      $   1,064
                                                                      ---------
NETHERLANDS-- 7.9%
Gucci Group .........................................            1    $      80
Ing Groep ...........................................            3          203
Koninklijke KPN .....................................           12          117
Koninklijke Numico ..................................            2           96
Philips Electronics .................................            9          248
VNU .................................................            4          163
                                                                      ---------
                                                                      $     907
                                                                      ---------
SPAIN-- 5.2%
Banco Bilbao Vizcaya Argenta* .......................           15    $     205
Banco Santander Central Hispano .....................            4           37
Endesa ..............................................            5           80
Repsol S.A ..........................................            6           99
Telefonica* .........................................           11          168
                                                                      ---------
                                                                      $     589
                                                                      ---------
ITALY-- 4.8%
Assicurazione Generali ..............................            3    $      85
Concessioni e Costruzioni Autostrade ................           15           90
Istituto Bancario San Paolo di Torino ...............           13          175
Olivetti* ...........................................           84          160
Tiscali* ............................................            3           39
                                                                      ---------
                                                                      $     549
                                                                      ---------
FINLAND-- 2.6%
Nokia Oyj ...........................................            4    $     106
UPM-Kymmene .........................................            7          194
                                                                      ---------
                                                                      $     300
                                                                      ---------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 98.4% (CONTINUED)                          (000's)      (000's)
--------------------------------------------------------------------------------
AUSTRALIA-- 2.6%
Broken Hill Proprietary .............................            9    $      86
National Australia Bank .............................            8          118
Telstra Corporation .................................            2           89
                                                                      ---------
                                                                      $     293
                                                                      ---------
HONG KONG-- 2.3%
Cheung Kong Holdings ................................            4    $      42
Hang Seng Bank ......................................            6           67
Hutchison Whampoa ...................................            5           52
Sun Hung Kai Properties .............................            5           49
Sunevision Holdings* ................................            0            0
Swire Pacific, Class A ..............................            9           56
                                                                      ---------
                                                                      $     266
                                                                      ---------
SWEDEN-- 0.8%
Ericsson LM-B .......................................           16    $      84
                                                                      ---------

SINGAPORE-- 0.7%
DBS Group Holdings ..................................            3    $      27
Singapore Airlines Ltd. .............................            4           30
Singapore Tech Engineering ..........................           14           21
                                                                      ---------
                                                                      $      78
                                                                      ---------
PORTUGAL-- 0.4%
Portugal Telecom ....................................            5    $      44
                                                                      ---------

TOTAL COMMON STOCKS-- (COST $13,389) ................                 $  11,191
                                                                      ---------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                           SHARES        VALUE
PREFERED STOCKS-- 0.1%                                     (000's)      (000's)
--------------------------------------------------------------------------------
GERMANY-- 0.1%
SAP (Amortized Cost $18) ............................            1    $      11
                                                                      ---------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                           SHARES        VALUE
WARRANTS AND RIGHTS                                        (000's)      (000's)
--------------------------------------------------------------------------------
FRANCE-- 0.0%
Telefonica Rights ...................................            0    $       2
Banque Nationale de Paris, Warrants* ................            0            2
                                                                      ---------
                                                                      $       4
                                                                      ---------
TOTAL INVESTMENT AT VALUE-- 98.5%
   (Amortized cost $13,407) .........................                 $  11,206

OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.5% ........                       166
                                                                      ---------

NET ASSETS-- 100% ...................................                 $  11,372
                                                                      =========

*    Non-income producing security.
ADR - American Depository Receipt
Share amounts and/or market values that round to less than 1,000 are presented as zero.
See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================

Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of March 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
INDUSTRY SECTOR                                                       NET ASSETS
--------------------------------------------------------------------------------
Banking ..........................................................       16.3%
Telephone Systems ................................................       10.6%
Pharmaceuticals ..................................................        9.5%
Oil & Gas ........................................................        8.7%
Commercial Services ..............................................        6.7%
Insurance ........................................................        6.2%
Electronics ......................................................        6.0%
Communications ...................................................        4.5%
Financial Services ...............................................        3.5%
Media - Broadcasting & Publishing ................................        3.5%
Beverages, Food & Tobacco ........................................        3.3%
Electrical Equipment .............................................        2.8%
Transportation ...................................................        2.3%
Automotive .......................................................        2.0%
Forest Products & Paper ..........................................        1.7%
Multiple Utilities ...............................................        1.7%
Advertising ......................................................        1.2%
Food Retailers ...................................................        1.2%
Chemicals ........................................................        1.0%
Entertainment & Leisure ..........................................        0.9%
Mining ...........................................................        0.8%
Heavy Machinery ..................................................        0.8%
Electric Utilities ...............................................        0.8%
Computer Software & Processing ...................................        0.5%
Real Estate ......................................................        0.4%
Textiles, Clothing & Fabrics .....................................        0.4%
Airlines .........................................................        0.3%
Industrial - Diversified .........................................        0.1%
Retailers ........................................................        0.1%
Other assets in excess of liabilities ............................        2.2%
                                                                     ---------
                                                                        100.0%
                                                                     =========

                           TOUCHSTONE FAMILY OF FUNDS

EMERGING GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 78.2%                                      (000's)      (000's)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-- 12.0%
Administaff* ........................................           11    $     207
Career Education* ...................................           12          603
Celgene * ...........................................           16          398
DeVry* ..............................................           10          301
EGL* ................................................            6          156
Forrester Research* .................................           14          324
New England Business Service ........................            3           54
Sequenom* ...........................................           14          119
Stericycle* .........................................           15          669
Stewart Information Services* .......................            1           13
Storagenetworks* ....................................           35          380
                                                                      ---------
                                                                      $   3,224
                                                                      ---------
BANKING-- 8.8%
Commerce Bancorp NJ .................................            2    $     108
Cullen/Frost Bankers ................................           11          373
Dime Bancorp ........................................            5          160
Dime Bancorp-Warrant* ...............................            5            1
East West Bancorp Inc. ..............................           15          295
Golden State Bancorp ................................            8          209
Heller Financial ....................................           11          401
IndyMac Bancorp* ....................................           11          305
New York Community Banco ............................            5          148
Southwest Bancorp of Texas* .........................           11          355
                                                                      ---------
                                                                      $   2,355
                                                                      ---------
OIL & GAS-- 7.5%
Energen .............................................            5    $     191
Equitable Resources .................................            3          173
Hanover Compressor* .................................           14          437
Helmerich & Payne ...................................            7          329
Nabors Industries* ..................................            2           83
Newpark Resources* ..................................           10           87
Nui Corporation .....................................            2           57
Stolt Offshore * ....................................            4           53
Superior Energy Services* ...........................           22          244
Varco International Inc.* ...........................           18          369
                                                                      ---------
                                                                      $   2,023
                                                                      ---------
PHARMACEUTICALS-- 7.1%
Albany Molecular Research* ..........................           10    $     350
Charles River Laboratories* .........................           15          374
ILEX Oncology* ......................................           10          153
OSI Pharmaceuticals* ................................            9          361
Titan Pharmaceuticals* ..............................           14          317
Xoma* ...............................................           46          331
                                                                      ---------
                                                                      $   1,886
                                                                      ---------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 78.2% (CONTINUED)                          (000's)      (000's)
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING-- 5.3%
Entravision Communications, Class A* ................           38    $     374
Hollinger International .............................            0            6
Information Holdings* ...............................           14          295
Insight Communications* .............................           16          419
Sinclair Broadcast Group, Class A* ..................           43          314
                                                                      ---------
                                                                      $   1,408
                                                                      ---------
HEALTH CARE PROVIDERS-- 3.9%
Laboratory Corporation of America Holdings* .........            3    $     393
Manor Care* .........................................           15          308
Urocor* .............................................           36          343
                                                                      ---------
                                                                      $   1,044
                                                                      ---------
RETAILERS-- 3.3%
99 Cents Only Stores* ...............................           17    $     381
BJ's Wholesale Club* ................................            4          201
Linens `N Things* ...................................           11          294
                                                                      ---------
                                                                      $     876
                                                                      ---------
MEDICAL SUPPLIES-- 2.9%
Advanced Neuromodulation Systems* ...................           13    $     147
Arthocare* ..........................................           15          210
LTX* ................................................            1           17
Parexel International* ..............................            0            4
PolyMedica* .........................................            3           61
Respironics* ........................................            6          192
Robotic Vision Systems* .............................            7           17
Variagenics* ........................................           28          140
                                                                      ---------
                                                                      $     788
                                                                      ---------
COMPUTER SOFTWARE & PROCESSING-- 2.7%
Global Payments* ....................................            9    $     164
National Data .......................................           15          343
Precise Software Solutions* .........................           14          210
                                                                      ---------
                                                                      $     717
                                                                      ---------
HEAVY MACHINERY-- 2.3%
Cuno Incorporated* ..................................            4    $     119
Scott Technologies * ................................            3           58
W-H Energy Services* ................................           18          439
                                                                      ---------
                                                                      $     616
                                                                      ---------
ADVERTISING-- 2.1%
Advo* ...............................................            8    $     292
Penton Media Inc. ...................................            9          132
True North Communications Inc. ......................            4          151
                                                                      ---------
                                                                      $     575
                                                                      ---------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 78.2% (CONTINUED)                          (000's)      (000's)
--------------------------------------------------------------------------------
COMMUNICATIONS-- 2.0%
Advanced Fibre Communications* ......................           21    $     301
Belden ..............................................            3           60
Cable Design Technologies* ..........................            3           42
Commscope* ..........................................            5           90
Cubic ...............................................            2           54
                                                                      ---------
                                                                      $     547
                                                                      ---------
RESTAURANTS-- 1.7%
CEC Entertainment* ..................................           11    $     466
                                                                      ---------

ELECTRICAL EQUIPMENT-- 1.5%
Magnetek* ...........................................            7    $      62
Wilson Greatbatch Technologies* .....................           18          342
                                                                      ---------
                                                                      $     404
                                                                      ---------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES-- 1.5%
Harman International Industries .....................            3    $      66
Herman Miller .......................................            5          125
LA-Z-Boy Chair ......................................           11          198
                                                                      ---------
                                                                      $     389
                                                                      ---------
FINANCIAL SERVICES-- 1.3%
Seacor Smit* ........................................            7          316
Taubman Centers .....................................            3           40
                                                                      ---------
                                                                      $     356
                                                                      ---------
LODGING-- 1.3%
Extended Stay America* ..............................           22    $     334
                                                                      ---------

ELECTRONICS-- 1.2%
Anadigics* ..........................................            3    $      36
Benchmark Electronics Inc.* .........................            3           58
PerkinElmer .........................................            1           58
SmartForce, ADR* ....................................            7          164
                                                                      ---------
                                                                      $     316
                                                                      ---------
TELEPHONE SYSTEMS-- 1.2%
Mediacom Communications * ...........................           17    $     323
                                                                      ---------

ENTERTAINMENT & LEISURE-- 1.2%
Six Flags* ..........................................           16    $     310
                                                                      ---------

INDUSTRIAL - DIVERSIFIED-- 1.1%
Carlisle Companies ..................................            4    $     140
Roper Industries ....................................            5          161
                                                                      ---------
                                                                      $     301
                                                                      ---------
REAL ESTATE-- 1.1%
Sl Green Realty Corp. REIT ..........................            3    $      74
Manufactured Home Communities, REIT .................            3           76
Prentiss Properties Trust, REIT .....................            6          136
                                                                      ---------
                                                                      $     286
                                                                      ---------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 78.2% (CONTINUED)                          (000's)      (000's)
--------------------------------------------------------------------------------
COAL-- 0.9%
Arch Coal ...........................................            8    $     252
                                                                      ---------

INSURANCE-- 0.9%
HCC Insurance Holdings ..............................            4    $     111
White Mountains Insurance ...........................            0          131
                                                                      ---------
                                                                      $     242
                                                                      ---------
HOUSEHOLD PRODUCTS-- 0.7%
Rayovac Corp* .......................................            6    $      98
Snap-on .............................................            3           82
                                                                      ---------
                                                                      $     180
                                                                      ---------
TRANSPORTATION-- 0.7%
Newport News Shipbuilding ...........................            4    $     176
                                                                      ---------

BUILDING MATERIALS-- 0.7%
Dal-Tile International* .............................            8    $     126
Elcor ...............................................            4           49
                                                                      ---------
                                                                      $     175
                                                                      ---------
APPAREL RETAILERS-- 0.5%
Stein Mart Inc.* ....................................           12    $     129
                                                                      ---------

COMPUTERS & INFORMATION-- 0.4%
Avici Systems* ......................................           10    $      78
Gerber Scientific ...................................            4           27
                                                                      ---------
                                                                      $     105
                                                                      ---------
ELECTRIC UTILITIES-- 0.2%
CH Energy Group .....................................            1    $      27
WPS Resources Corp. .................................            1           34
                                                                      ---------
                                                                      $      61
                                                                      ---------
METALS-- 0.2%
Harsco ..............................................            2    $      50
                                                                      ---------

TOTAL INVESTMENTS AT VALUE-- 78.2%
   (Amortized Cost $18,607) .........................                 $  20,914

OTHER ASSETS IN EXCESS OF LIABILITIES-- 21.8% .......                     5,827
                                                                      ---------

NET ASSETS-- 100% ...................................                 $  26,741
                                                                      =========

*    Non-income producing security.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust
Share amounts and/or market values that round to less than 1,000 are presented as zero.
See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 104.2%                                     (000's)      (000's)
--------------------------------------------------------------------------------
TECHNOLOGY-- 34.9%
21 E Web Network* ...................................           83    $     167
Applera Corp. - Applied Biosystems Group ............           15          405
Applied Materials, Inc.* ............................           11          487
EMC Corp.* ..........................................           30          882
International Business Machines Corp. (IBM) .........            6          596
Luminent, Inc.* .....................................            1            3
Novell, Inc.* .......................................           62          310
Oracle Corp.* .......................................          104        1,550
RealNetworks, Inc.* .................................           13           88
Sun Microsystems, Inc.* .............................           54          830
Sycamore Networks, Inc.* ............................            6           56
Teradyne, Inc.* .....................................           18          578
VERITAS Software Corp.* .............................           14          649
                                                                      ---------
                                                                      $   6,601
                                                                      ---------
PHARMACEUTICALS-- 19.8%
Biovail Corp.* ......................................           22    $     795
Elan Corp. plc - ADR* ...............................           21        1,097
Forest Laboratories, Inc.* ..........................           20        1,185
Pharmacia Corp. .....................................           13          659
                                                                      ---------
                                                                      $   3,736
                                                                      ---------
BIOTECHNOLOGY-- 18.9%
Amgen, Inc.* ........................................           15    $     903
Genentech, Inc.* ....................................           17          879
IDEC Pharmaceuticals Corp.* .........................           23          912
Medimmune, Inc.* ....................................           15          538
Myriad Genetics, Inc.* ..............................            4          142
Protein Design Labs, Inc.* ..........................            5          200
                                                                      ---------
                                                                      $   3,574
                                                                      ---------
FINANCIAL SERVICES-- 11.9%
Conseco, Inc. .......................................           31    $     499
Merrill Lynch & Co., Inc. ...........................           19        1,053
Morgan Stanley Dean Witter & Co. ....................           13          696
                                                                      ---------
                                                                          2,248
                                                                      ---------
TELECOMMUNICATIONS-- 9.8%
Broadcom Corp. - Class A* ...........................            7    $     214
Brocade Communications Systems, Inc.* ...............            8          167
CIENA Corp.* ........................................           10          416
JDS Uniphase Corp.* .................................           44          811
McDATA Corp.* .......................................            1           21
PMC-Sierra, Inc.* ...................................            9          236
                                                                      ---------
                                                                      $   1,865
                                                                      ---------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 104.2% (CONTINUED)                         (000's)      (000's)
--------------------------------------------------------------------------------
MEDICAL DEVICES-- 6.3%
MiniMed, Inc.* ......................................           11    $     319
Waters Corp.* .......................................           19          883
                                                                      ---------
                                                                      $   1,202
                                                                      ---------
RETAIL-- 2.6%
RadioShack Corp. ....................................           14    $     495
                                                                      ---------

TOTAL INVESTMENTS AT VALUE-- 104.2% (Cost $22,895) ..                 $  19,721

LIABILITIES IN EXCESS OF OTHER ASSETS-- (4.2%) ......                      (808)
                                                                      ---------

NET ASSETS-- 100.0% .................................                 $  18,913
                                                                      =========

*    Non-income producing security.
ADR American Depository Receipt.
See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 88.8%                                      (000's)      (000's)
--------------------------------------------------------------------------------
HEALTH-- 32.4%
Amgen, Inc.* ........................................           73    $   4,376
Biovail Corp.* ......................................           96        3,468
Conseco, Inc. .......................................          256        4,122
Elan Corp. plc - ADR* ...............................           85        4,441
Forest Laboratories, Inc.* ..........................           76        4,502
Genentech, Inc.* ....................................           55        2,767
Genzyme Corp.* ......................................           34        3,071
IDEC Pharmaceuticals Corp.* .........................           83        3,300
Invitrogen Corp.* ...................................           45        2,468
Medimmune, Inc.* ....................................           62        2,224
Novartis AG .........................................           88        3,461
Pfizer, Inc. ........................................           90        3,686
Pharmacia Corp. .....................................           79        3,979
Protein Design Labs, Inc.* ..........................           19          846
                                                                      ---------
                                                                      $  46,711
                                                                      ---------
TECHNOLOGY-- 26.8%
Applera Corp. - Applied Biosystems Group ............           38    $   1,054
Applied Materials, Inc.* ............................           43        1,879
Broadcom Corp. - Class A* ...........................           39        1,113
Ciena Corp.* ........................................           39        1,623
Cisco Systems, Inc.* ................................           89        1,407
EMC Corp.* ..........................................           71        2,087
International Business Machines Corp. (IBM) .........           45        4,328
JDS Uniphase Corp.* .................................           98        1,807
Luminent, Inc.* .....................................            1            3
Millipore Corp. .....................................           65        3,007
Novell, Inc.* .......................................           91          456
Novellus Systems, Inc.* .............................           63        2,555
Oracle Corp.* .......................................          272        4,075
PMC-Sierra, Inc.* ...................................           43        1,081
RealNetworks, Inc.* .................................           43          304
Sun Microsystems, Inc.* .............................          180        2,767
Teradyne, Inc.* .....................................           34        1,122
Texas Instruments, Inc. .............................           83        2,563
VERITAS Software Corp.* .............................           64        2,936
Waters Corp.* .......................................           53        2,462
                                                                      ---------
                                                                      $  38,629
                                                                      ---------
                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 88.8% (CONTINUED)                          (000's)      (000's)
--------------------------------------------------------------------------------
FINANCIAL SERVICES-- 14.6%
American Express Co. ................................           78    $   3,221
Bank of New York Co., Inc. ..........................           90        4,432
Citigroup, Inc. .....................................           80        3,613
First Union Corp. ...................................          107        3,531
Merrill Lynch & Co., Inc. ...........................           62        3,435
Morgan Stanley Dean Witter & Co. ....................           52        2,782
                                                                      ---------
                                                                      $  21,014
                                                                      ---------
RETAIL-- 8.4%
Home Depot, Inc. ....................................          102    $   4,396
Target Corp. ........................................          100        3,608
Wal-Mart Stores, Inc. ...............................           80        4,015
                                                                      ---------
                                                                      $  12,019
                                                                      ---------
CONGLOMERATES-- 2.9%
General Electric Co. ................................          100    $   4,186
                                                                      ---------

INDUSTRIAL-- 2.4%
Emerson Electric Co. ................................           55    $   3,414
                                                                      ---------

COMMUNICATIONS-- 1.3%
Brocade Communications Systems, Inc.* ...............           45    $     940
McDATA Corp.* .......................................            2           44
Nokia Oyj - ADR .....................................           38          912
                                                                      ---------
                                                                      $   1,896
                                                                      ---------
TOTAL COMMON STOCKS (Cost $158,706) .................                 $ 127,869
                                                                      ---------

--------------------------------------------------------------------------------
                                                             PAR        MARKET
                                                            VALUE        VALUE
COMMERCIAL PAPER-- 9.8%                                    (000's)      (000's)
--------------------------------------------------------------------------------
AMERICAN ELECTRIC POWER, 04/02/01 ...................        7,000    $   6,999
MCI Worldcom, 04/02/01 ..............................        7,000        6,999
                                                                      ---------
TOTAL COMMERCIAL PAPER (Amortized Cost $13,998) .....                 $  13,998
                                                                      ---------

TOTAL INVESTMENTS AT VALUE-- 98.6%
   (Amortized Cost $172,704) ........................                 $ 141,867

OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.4% ........                     2,043
                                                                      ---------

NET ASSETS-- 100.0% .................................                 $ 143,910
                                                                      =========

*    Non-income producing security.
ADR - American Depository Receipt.
See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 99.4%                                      (000's)      (000's)
--------------------------------------------------------------------------------
TECHNOLOGY-- 21.7%
Analog Devices, Inc.* ...............................            9    $     326
AOL Time Warner, Inc.* ..............................           14          542
Cisco Systems, Inc.* ................................           42          665
EMC Corp.* ..........................................           30          882
Intel Corp. .........................................           10          263
International Business Machines Corp. (IBM) .........            6          548
JDS Uniphase Corp.* .................................           25          461
Microsoft Corp.* ....................................           15          798
Sun Microsystems, Inc.* .............................           22          338
VERITAS Software Corp.* .............................           13          601
Vitesse Semiconductor Corp.* ........................           16          388
                                                                      ---------
                                                                      $   5,812
                                                                      ---------
HEALTH-- 21.1%
Baxter International, Inc. ..........................           10    $     941
Cardinal Health, Inc. ...............................            7          648
Elan Corp. plc - ADR* ...............................           20        1,045
Medtronic, Inc. .....................................           21          975
Pfizer, Inc. ........................................           30        1,228
Pharmacia Corp. .....................................           16          821
                                                                      ---------
                                                                      $   5,658
                                                                      ---------
FINANCIAL SERVICES-- 15.3%
American International Group ........................           13    $   1,046
Charles Schwab Corp. (The) ..........................           16          251
Citigroup, Inc. .....................................           21          945
Morgan Stanley Dean Witter & Co. ....................           10          535
Northern Trust Corp. ................................           10          600
USA Education, Inc. .................................           10          726
                                                                      ---------
                                                                      $   4,103
                                                                      ---------
CONSUMER, CYCLICAL-- 8.7%
BJ's Wholesale Club, Inc.* ..........................           15    $     718
Home Depot, Inc. ....................................           18          793
Omnicom Group, Inc. .................................           10          830
                                                                      ---------
                                                                      $   2,341
                                                                      ---------
CAPITAL GOODS-- 4.7%
General Electric Co. ................................           30    $   1,256
                                                                      ---------

ELECTRIC SERVICES-- 4.4%
AES Corp.* ..........................................           15    $     750
Calpine Corp.* ......................................            7          402
                                                                      ---------
                                                                      $   1,152
                                                                      ---------
CONSUMER STAPLES-- 3.4%
Univision Communications, Inc. - Class A* ...........           24    $     916
                                                                      ---------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 99.4% (CONTINUED)                          (000's)      (000's)
--------------------------------------------------------------------------------
OIL & GAS PRODUCERS-- 3.3%
Nabors Industries* ..................................            8    $     430
Noble Drilling Corp.* ...............................           10          462
                                                                      ---------
                                                                      $     892
                                                                      ---------
RETAIL-- 3.3%
CVS Corp. ...........................................           15    $     877
                                                                      ---------

MANUFACTURING-- 3.2%
Tyco International, Ltd. ............................           20    $     865
                                                                      ---------

BIOLOGICAL PRODUCTS-- 2.9%
Amgen* ..............................................           13    $     782
                                                                      ---------

ENERGY-- 2.7%
Enron Corp. .........................................           13    $     726
                                                                      ---------

CONSUMER, NON-CYCLICAL-- 2.6%
PepsiCo, Inc. .......................................           16    $     703
                                                                      ---------

COMMUNICATION SERVICES-- 2.1%
Broadwing, Inc.* ....................................           30    $     575
                                                                      ---------

TOTAL INVESTMENTS AT VALUE-- 99.4% (Cost $29,552) ...                 $  26,658

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.6% ........                       154
                                                                      ---------

NET ASSETS-- 100.0% .................................                 $  26,812
                                                                      =========

*    Non-income producing security.
ADR - American Depository Receipt
See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

ENHANCED 30 FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 95.5%                                      (000's)      (000's)
--------------------------------------------------------------------------------
INDUSTRIAL-- 19.7%
Boeing Co. ..........................................            6    $     323
General Electric ....................................            4          167
Honeywell International, Inc. .......................            6          233
Minnesota Mining & Mfg. Co. .........................            2          249
United Technologies Corp. ...........................            4          279
                                                                      ---------
                                                                      $   1,251
                                                                      ---------
FINANCIAL SERVICES-- 14.5%
American Express Co. ................................            4    $     173
Bank of America Corp. ...............................            4          235
Citigroup, Inc. .....................................            5          210
J.P. Morgan & Co. ...................................            7          299
                                                                      ---------
                                                                      $     917
                                                                      ---------
HEALTH-- 14.4%
Abbott Laboratories .................................            6    $     260
Johnson & Johnson ...................................            3          219
Merck & Co., Inc. ...................................            3          235
Pfizer, Inc. ........................................            5          201
                                                                      ---------
                                                                      $     915
                                                                      ---------
INFORMATION TECHNOLOGY-- 11.9%
Cisco Systems, Inc. .................................            4    $      57
Computer Sciences Corp.* ............................            2           78
Hewlett-Packard Co. .................................            4          119
IBM Corp. ...........................................            2          202
Intel Corp. .........................................            5          126
Microsoft Corp.* ....................................            3          170
                                                                      ---------
                                                                      $     752
                                                                      ---------
CONSUMER DISCRETIONARY-- 11.0%
Home Depot, Inc. ....................................            4    $     185
McDonald's Corp. ....................................            6          169
The Walt Disney Co. .................................            5          149
Wal-Mart Stores, Inc. ...............................            4          192
                                                                      ---------
                                                                      $     695
                                                                      ---------
CONSUMER STAPLES-- 7.0%
Coca-Cola Co. .......................................            4    $     185
Kimberly-Clark Corp. ................................            4          258
                                                                      ---------
                                                                            443
                                                                      ---------
TELECOMMUNICATION SERVICE--5.3%
SBC Communications, Inc. ............................            5    $     228
Sprint Corp. ........................................            5          108
                                                                      ---------
                                                                      $     336
                                                                      ---------
UTILITIES-- 5.0%
EL Paso Corp. .......................................            5    $     313

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 95.5% (CONTINUED)                          (000's)      (000's)
--------------------------------------------------------------------------------
ENERGY-- 3.7%
Exxon Mobil Corp. ...................................            3    $     235
                                                                      ---------

MATERIALS-- 3.0%
Du Pont (E.I) DE Nemours ............................            5    $     191
                                                                      ---------

TOTAL COMMON STOCKS (Cost $6,713) ...................                 $   6,048
                                                                      ---------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                           SHARES        VALUE
CASH EQUIVALENTS-- 4.3%                                    (000's)      (000's)
--------------------------------------------------------------------------------
Fifth Third US Treasury Money Market Fund
   (Amortized Cost $271) ............................          271    $     271
                                                                      ---------
TOTAL INVESTMENTS AT VALUE-- 99.8%
   (Amortized Cost $6,984) ..........................                 $   6,319

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2% ........                        17
                                                                      ---------

NET ASSETS-- 100.0% .................................                 $   6,336
                                                                      =========

*    Non-income producing security.
See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

VALUE PLUS FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS - 96.5%                                      (000's)      (000's)
--------------------------------------------------------------------------------
BANKING-- 9.6%
Bank of America .....................................           27    $   1,462
Charter One Financial ...............................           48        1,344
Citigroup ...........................................           28        1,258
North Fork Bancorporation ...........................           40        1,025
                                                                      ---------
                                                                      $   5,089
                                                                      ---------
TELEPHONE SYSTEMS-- 7.8%
Alltel Corp. ........................................           18    $     950
Broadwing Inc.* .....................................           35          670
SBC Communications ..................................           18          785
Verizon Communications ..............................           19          947
Worldcom Inc.* ......................................           43          807
                                                                      ---------
                                                                      $   4,159
                                                                      ---------
OIL & GAS-- 7.7%
Conoco, Class A .....................................           44    $   1,248
Exxon Mobil .........................................           12        1,004
Schlumberger ........................................            8          478
Tosco Corp. .........................................           22          919
Transocean Sedco Forex ..............................           10          429
                                                                      ---------
                                                                      $   4,078
                                                                      ---------
FINANCIAL SERVICES-- 6.9%
Federal National Mortgage Association ...............           14    $   1,138
Morgan Stanley Dean Witter ..........................            8          449
USA Education .......................................           28        2,063
                                                                      ---------
                                                                      $   3,650
                                                                      ---------
BEVERAGES, FOOD & TOBACCO-- 5.9%
Anheuser-Busch ......................................           21    $     955
McCormick & Company .................................           25        1,037
Ralston-Ralston Purina Group ........................           37        1,149
                                                                      ---------
                                                                      $   3,141
                                                                      ---------
ELECTRONICS-- 5.8%
Analog Devices* .....................................           22    $     786
Applied Materials* ..................................            7          305
Flextronics International* ..........................           27          408
Intel Corp. .........................................           25          655
LSI Logic* ..........................................           50          780
Micron Technology* ..................................            3          125
                                                                      ---------
                                                                      $   3,059
                                                                      ---------
INSURANCE-- 5.4%
Lincoln National ....................................           27    $   1,138
MGIC Investment .....................................            9          622
Wellpoint Health Networks* ..........................           12        1,163
                                                                      ---------
                                                                      $   2,923
                                                                      ---------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 96.5% (CONTINUED)                          (000's)      (000's)
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION-- 5.2%
Hewlett-Packard .....................................           16    $     507
International Business Machines .....................           13        1,289
Lexmark International Group, Class A* ...............           22          981
                                                                      ---------
                                                                      $   2,777
                                                                      ---------
HOUSEHOLD PRODUCTS-- 4.2%
Kimberly-Clark ......................................           33    $   2,232
                                                                      ---------

COMPUTER SOFTWARE & PROCESSING-- 3.2%
Computer Associates International ...................           44    $   1,189
First Data ..........................................            8          496
                                                                      ---------
                                                                      $   1,685
                                                                      ---------
ELECTRIC UTILITIES-- 3.2%
CMS Energy ..........................................           38    $   1,116
Dominion Resources ..................................            9          567
                                                                      ---------
                                                                      $   1,683
                                                                      ---------
MEDICAL SUPPLIES-- 3.1%
Baxter International ................................           17    $   1,629
                                                                      ---------

INDUSTRIAL - DIVERSIFIED-- 3.0%
Tyco International ..................................           36    $   1,574
                                                                      ---------

HEALTH CARE PROVIDERS-- 2.8%
Health Management Associates* .......................           57    $     879
Manor Care* .........................................           30          604
                                                                      ---------
                                                                      $   1,483
                                                                      ---------
BUILDING MATERIALS-- 2.6%
Masco Corp. .........................................           57    $   1,371
                                                                      ---------

HEAVY MACHINERY-- 2.5%
Ingersoll-Rand ......................................           33    $   1,310
                                                                      ---------

RETAILERS-- 2.4%
Federated Department Stores* ........................           17    $     715
Radioshack ..........................................           16          572
                                                                      ---------
                                                                      $   1,287
                                                                      ---------
AUTOMOTIVE-- 2.3%
Magna International, Class A ........................           27    $   1,226
                                                                      ---------

AEROSPACE & DEFENSE-- 2.1%
Honeywell International .............................           28    $   1,122
                                                                      ---------

ADVERTISING-- 2.0%
Interpublic Group of Companies (The) ................           31    $   1,065
                                                                      ---------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 96.5% (CONTINUED)                          (000's)      (000's)
--------------------------------------------------------------------------------
PHARMACEUTICALS-- 1.8%
Merck & Co. Inc. ....................................            6    $     417
Schering-Plough .....................................           16          566
                                                                      ---------
                                                                      $     983
                                                                      ---------
MULTIPLE UTILITIES-- 1.8%
NiSource Inc. .......................................           31    $     977
                                                                      ---------

FOREST PRODUCTS & PAPER-- 1.7%
Mead Corp. ..........................................           35    $     888
                                                                      ---------

ELECTRICAL EQUIPMENT-- 1.4%
Emerson Electric ....................................           12    $     750
                                                                      ---------

CHEMICALS-- 1.3%
Du Pont (E.I.) De Nemours ...........................           17    $     692
                                                                      ---------

TRANSPORTATION-- 0.7%
US Freightways ......................................           13    $     404
                                                                      ---------

COMMUNICATIONS-- 0.1%
Nortel Networks .....................................            4    $      58
                                                                      ---------
TOTAL INVESTMENTS AT VALUE-- 96.5%
   (Amortized Cost $50,688) .........................                 $  51,295

OTHER ASSETS IN EXCESS OF LIABILITIES-- 3.5% ........                     1,852
                                                                      ---------

NET ASSETS-- 100% ...................................                 $  53,147
                                                                      =========

*    Non-income producing security.
See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

UTILITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
                                                                        MARKET
                                                           SHARES        VALUE
PREFERRED STOCKS-- 2.9%                                    (000's)      (000's)
--------------------------------------------------------------------------------
ELECTRIC UTILITIES-- 2.9%
Appalachian Power, 8.25% ............................            5    $     126
Carolina Power & Light Company, 8.55% ...............            2           50
Columbus Southern Power, 8.38% ......................            7          160
IES Utilities, Inc., 7.875% .........................            5          125
New Century Energies, 7.85% .........................            3           75
Ohio Power Company, 8.16% ...........................            5          121
PSO Capital I, Series A, 8% .........................            2           49
SWEPCO Capital, 7.875% ..............................            3           75
Virginia Power Capital, 8.05% .......................            4          101
                                                                      ---------
                                                                      $     882
                                                                      ---------

TOTAL PREFERRED STOCKS (Amortized Cost $827) ........                 $     882
                                                                      ---------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 94.7%                                      (000's)      (000's)
--------------------------------------------------------------------------------
ELECTRIC COMPANIES-- 49.4%
CMS Energy Corp. ....................................           52    $   1,540
Constellation Energy Group ..........................           50        2,205
Dominion Resources, Inc. ............................           25        1,612
DTE Energy Co. ......................................           36        1,433
Duke Energy Corp. ...................................           50        2,137
FPL Group, Inc. .....................................           20        1,226
Kansas City Power & Light Co. .......................           67        1,648
NiSource, Inc. ......................................           52        1,618
Pinnacle West Capital Corp. .........................           35        1,605
Southern Co. ........................................            8          281
                                                                      ---------
                                                                      $  15,305
                                                                      ---------
NATURAL GAS-- 17.6%
El Paso Corp. .......................................           35    $   2,259
Enron Corp. .........................................           23        1,336
Williams Cos., Inc. .................................           44        1,885
                                                                      ---------
                                                                      $   5,480
                                                                      ---------
TELEPHONE-- 10.1%
Broadwing, Inc.* ....................................           35    $     670
Qwest Communications International, Inc.* ...........           40        1,402
SBC Communications, Inc. ............................           24        1,071
                                                                      ---------
                                                                      $   3,143
                                                                      ---------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                         MARKET
                                                           SHARES        VALUE
COMMON STOCKS-- 94.7% (CONTINUED)                          (000's)      (000's)
--------------------------------------------------------------------------------
POWER PRODUCERS-- 11.1%
AES Corp.* ..........................................           43    $   2,148
Calpine Corp.* ......................................           15          826
Orion Power Holdings, Inc.* .........................           15          460
                                                                      ---------
                                                                      $   3,434
                                                                      ---------
COMMUNICATION-- 5.5%
Alliance Atlantis Communications, Inc.* .............           25    $     275
Centennial Cellular Communications ..................           45          478
McLeodusa, Inc. - Class A ...........................           85          736
Pinnacle Holdings, Inc.* ............................            3           22
WorldPages.com, Inc.* ...............................           85          157
                                                                      ---------
                                                                      $   1,668
                                                                      ---------
MEDICAL TECHNOLOGY-- 1.0%
Digene Corp.* .......................................           20    $     305
                                                                      ---------

TOTAL COMMON STOCKS (Cost $24,692) ..................                 $  29,335
                                                                      ---------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                           SHARES        VALUE
COMMERCIAL PAPER-- 2.8%                                    (000's)      (000's)
--------------------------------------------------------------------------------
American Electric Power, 04/02/01
   (Amortized Cost $880) ............................          880    $     880
                                                                      ---------
TOTAL INVESTMENTS AT VALUE-- 100.4%
   (Amortized Cost $26,399) .........................                 $  31,097

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.4%) ......                      (131)
                                                                      ---------

NET ASSETS-- 100.0% .................................                 $  30,966
                                                                      =========

*    Non-income producing security.
See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

RESULTS OF SPECIAL MEETING OF
SHAREHOLDERS (UNAUDITED)
APRIL 12, 2001
================================================================================

On April 12, 2001, a Special Meeting of Shareholders of Touchstone Emerging Growth Fund was held (1) to approve or disapprove a new sub-advisory agreement between Touchstone Advisors, Inc. and TCW Investment Management Company, (2) to approve or disapprove the change in the fundamental investment restriction of the Fund with respect to borrowing money, (3) to approve or disapprove the change in the fundamental investment restriction of the Fund with respect to underwriting securities, (4) to approve or disapprove the change in the fundamental investment restriction of the Fund with respect to loans, (5) to approve or disapprove the change in the fundamental investment restriction of the Fund with respect to real estate, (6) to approve or disapprove the elimination in the fundamental investment restriction of the Fund with respect to oil, gas or mineral leases, (7) to approve or disapprove the change in the fundamental investment restriction of the Fund with respect to commodities, (8) to approve or disapprove the change in the fundamental investment restriction of the Fund with respect to the concentration of investments, (9) to approve or disapprove the change in the fundamental investment restriction of the Fund with respect to issuing senior securities and (10) to approve or disapprove the elimination in the fundamental investment restriction of the Fund with respect to the amounts invested in one issuer. The total number of shares of the Fund present by proxy represented 60.6% of the shares entitled to vote at the meeting. Each of the matters submitted to shareholders was approved.

--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                           -----------------------------------
                                             FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------
Proposal (1) .........................     856,056         2,798        16,094
Proposal (2) .........................     705,378         6,670        17,332
Proposal (3) .........................     705,937         7,342        16,101
Proposal (4) .........................     705,008         7,567        16,805
Proposal (5) .........................     705,617         7,300        16,463
Proposal (6) .........................     697,891        14,442        17,046
Proposal (7) .........................     697,566         7,541        24,272
Proposal (8) .........................     705,898         7,353        16,128
Proposal (9) .........................     705,676         6,775        16,929
Proposal (10) ........................     704,704         8,070        16,606
--------------------------------------------------------------------------------

                           TOUCHSTONE FAMILY OF FUNDS

REPORT OF INDEPENDENT AUDITORS
================================================================================

The Board of Trustees and Shareholders of the Touchstone Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Touchstone Strategic Trust (comprised of the International Equity Fund, Emerging Growth Fund, Aggressive Growth Fund, Growth/Value Fund, Equity Fund, Enhanced 30, Value Plus Fund and Utility Fund) (the "Funds") as of March 31, 2001, the related statements of operations and statements of changes in net assets for each of the periods presented herein and the financial highlights for each of the two years ended March 31, 2001 for the Aggressive Growth Fund, Growth/Value Fund, Equity Fund, and Utility Fund, and for the three months ended March 31, 2001, and each of the two years ended December 31, 2000 for the International Equity Fund, Emerging Growth Fund, and Value Plus Fund, and for the period ended March 31, 2001 for the Enhanced 30 Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the Aggressive Growth Fund, Growth/Value Fund, Equity Fund, and Utility Fund for each of the respective years or periods ended March 31, 1999 were audited by other auditors whose report dated April 30, 1999 expressed an unqualified opinion. The financial highlights presented herein for the International Equity Fund, Emerging Growth Fund, and Value Plus Fund for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Strategic Trust at March 31, 2001, the results of their operations and the changes in their net assets for the periods presented herein and their financial highlights for periods referred to above, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

Cincinnati, Ohio
May 17, 2001

                           TOUCHSTONE FAMILY OF FUNDS

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

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

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

TOUCHSTONE FAMILY OF FUNDS

DISTRIBUTOR
Touchstone Securities, Inc.
221 East Fourth Street
Cincinnati, Ohio 45202-4094
800.638.8194
www.touchstonefunds.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.
221 East Fourth Street
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

                             ----------------------
                                   PRESORTED
                                   STANDARD A
                               U.S. POSTAGE PAID
                               SOUTH SUBURBAN, IL
                                  PERMIT #3602
                             ----------------------
                            RETURN SERVICES REQUESTED

[LOGO]TOUCHSTONE
--------------------------------
                 Family of Funds

                                                               FORM TSF-262-0103